                                                                    EXHIBIT 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - - - -   x
                                    :
In re:                              :  Chapter 11
                                    :
POLAROID CORPORATION,               :  Case No. 01-10864 (PJW)
         et al.,                    :
                                    :  Jointly Administered
             Debtors.               :
                                    :
- - - - - - - - - - - - - - - - -   x

                  NOTICE OF FILING OF MONTHLY OPERATING REPORTS
              FOR PERIOD OCTOBER 12, 2001 THROUGH DECEMBER 2, 2001

          PLEASE TAKE NOTICE that on January 31, 2002, the debtors and debtors-in-possession in the above-captioned cases filed with the United States Bankruptcy Court for the District of Delaware the Monthly Operating Reports of Polaroid Corporation, et al., for the period October 12, 2001 through December 2, 2001, attached hereto as Exhibit A (the "Monthly Operating Reports").

          PLEASE TAKE FURTHER NOTICE that contemporaneously herewith, copies of the Monthly Operating Reports were served on the parties set forth on Exhibit B attached hereto in the manner indicated thereon.

Dated:  Wilmington, Delaware
        January 31, 2002

                                    David S. Kurtz
                                    J. Gregory St. Clair
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                        & FLOM (ILLINOIS)
                                    333 West Wacker Drive
                                    Chicago, Illinois 60606-1285
                                    (312) 407-0700

                                               - and -


                                     /s/ Mark L. Desgrosseilliers
                                    -----------------------------------------
                                    Gregg M. Galardi (I.D. No. 2991)
                                    Mark L. Desgrosseilliers (I.D. No. 4083)
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                      & FLOM LLP
                                    One Rodney Square
                                    P.O. Box 636
                                    Wilmington, Delaware  19899-0636
                                    (302) 651-3000

                                     Attorneys for Debtors and
                                       Debtors-in-Possession

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                  UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                       FOR PERIOD ENDED DECEMBER 2, 2001

Debtors Names:                                         Case Number:

Polaroid Corporation                                   01-10864
Inner City, Inc.                                       01-10865
Polaroid Asia Pacific Limited                          01-10866
Polaroid Latin America                                 01-10867
Polaroid Digital Solutions, Inc.                       01-10868
Polaroid Eyewear, Inc.                                 01-10869
Polaroid ID Systems, Inc.                              01-10870
Polaroid Malaysia Limited                              01-10871
PRD Capital, Inc.                                      01-10872
PRD Investment, Inc.                                   01-10874
International Polaroid Corporation                     01-10875
Mag-Media Ltd.                                         01-10876
PMC, Inc.                                              01-10877
Polaroid Asia Pacific International, Inc.              01-10878
Polaroid Dry Imaging, LLC                              01-10879
Polaroid Eyewear FarEast, Inc.                         01-10881
Polaroid Memorial Drive, LLC                           01-10882
Sub Debt Partners Corp.                                01-10883
Polaroid Online Services, Inc.                         01-10884
Polaroid Partners, Inc.                                01-10885
Polint, Inc.                                           01-10886

As Vice President and Controller of Polaroid Corporation, I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

     Statement of Operations
     Balance Sheet
     Statement of Cash Flows
     Statement of Cash Receipts and Cash Disbursements
     Statement of Postpetition Taxes
along with the required information on the accounts receivable reconciliation and aging, and the debtor questionnaire and that this information has been prepared in accordance normal and customary accounting practices, and fairly and accurately reflect the debtors' financial activity for the period stated.

2) That the Insurance as described in Section 3 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

3) That all post-petition taxes as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) That no professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (See Exhibit A for information on payments of professional fees paid in November 2001.)

Polaroid Corporation under my direction and supervision prepared the attached monthly report. Polaroid Corporation verifies that to the best of its knowledge, the information provided herein is true and correct. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.


Dated: January 23, 2002                     /s/ DONALD M. HALSTED III
                                            ------------------------------------
                                                Debtor in Possession

                                            Title: Vice President and Controller

                                            Phone Number: (781) 386-2000

POLAROID CORPORATION AND DEBTOR SUBSIDIARIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH DECEMBER 2, 2001
(IN U.S. $'S)

                                                       POLAROID     POLAROID LATIN  POLAROID ASIA        INNER         POLAROID
                                                     CORPORATION     AMERICA CORP.   PACIFIC LTD.     CITY, INC.     EYEWEAR, INC.
                                                    ------------------------------------------------------------------------------
Sales: Third party                                      82,503,323       1,686,839               -           -                   -
Intercompany-US to Foreign                              31,799,774               -               -           -                   -
Intercompany-Domestic Subs                                  52,779               -               -           -                   -
Intercompany-Foreign to US                                       -             950               -           -                   -
Intercompany-Foreign Subs                                        -         877,988               -           -                   -
Intercompany Royalty                                        56,614               -               -           -                   -
                                                    ------------------------------------------------------------------------------
  TOTAL NET SALES                                      114,412,490       2,565,777               -           -                   -

COS: Third party                                        82,717,701       1,497,467          60,146           -                   -
     Intercompany                                       22,222,282         896,834               -           -                   -
     Intercompany Royalty                                        -               -               -           -                   -
                                                    ------------------------------------------------------------------------------
    TOTAL COS                                          104,939,983       2,394,301          60,146           -                   -

GROSS MARGIN                                             9,472,507         171,476         (60,146)          -                   -

Operating Expenses:
      Marketing                                         23,880,321          856,344              1           -              40,000
      General & Administrative                           8,079,337               -               -           -                   -
      Research & Engineering                             4,628,918               -               -           -                   -
      Restructuring                                              -               -               -           -                   -
      Severance                                                  -               -               -           -                   -
      Profit Sharing                                     2,397,447               -               -           -                   -
                                                    ------------------------------------------------------------------------------
    TOTAL EXPENSES                                      38,986,024         856,344               1           -              40,000

                                                    ------------------------------------------------------------------------------
PROFIT FROM OPERATIONS                                 (29,513,517)       (684,868)        (60,147)          -             (40,000)

Other Income:
      Interest Income - Third party                              0               -               -           -                   -
      Interest Income - Intercompany                        39,524               -               -           -                   -
      Other Income - Third party                           (14,572)         10,562               -           -                   -
      Other Income - Intercompany                                -               -               -           -                   -
      Interest Expense and Fees - Third party            2,044,442          42,118               -           -                   -
      Interest Expense - Intercompany                            -               -               -           -                   -
                                                    ------------------------------------------------------------------------------
    NET OTHER INCOME                                    (2,019,489)        (31,556)              -           -                   -

EXCHANGE GAIN/(LOSS)                                      (379,986)        (29,927)              -           -                   -
                                                    ------------------------------------------------------------------------------

PROFIT BEFORE TAXES & REORGANIZATION EXPENSE           (31,912,992)       (746,351)        (60,147)          -             (40,000)

TOTAL REORGANIZATION EXPENSE                              (135,804)           (923)              -           -                   -

TAXES ON OPERATIONS                                              -               -               -           -                   -

                                                    ------------------------------------------------------------------------------
NET EARNINGS (LOSS)                                    (31,777,188)       (745,428)        (60,147)          -             (40,000)
                                                    ==============================================================================

                                                  POLAROID DIGITAL    POLAROID ID
                                                   SOLUTIONS, INC.   SYSTEMS, INC.
                                                  --------------------------------
Sales: Third party                                         804,461       7,118,006
Intercompany-US to Foreign                                       -          20,262
Intercompany-Domestic Subs                                       -               -
Intercompany-Foreign to US                                       -               -
Intercompany-Foreign Subs                                        -               -
Intercompany Royalty                                             -               -
                                                  --------------------------------
  TOTAL NET SALES                                          804,461       7,138,268

COS:  Third party                                           32,604       4,065,514
     Intercompany                                                -          16,304
     Intercompany Royalty                                        -               -
                                                  --------------------------------
    TOTAL COS                                               32,604       4,081,818

GROSS MARGIN                                               771,857       3,056,450

Operating Expenses:
      Marketing                                            588,253         211,712
      General & Administrative                                   -               -
      Research & Engineering                                     -          47,858
      Restructuring                                              -               -
      Severance                                                  -               -
      Profit Sharing                                             -               -
                                                  --------------------------------
    TOTAL EXPENSES                                         588,253         259,570

                                                  --------------------------------
PROFIT FROM OPERATIONS                                     183,604       2,796,880

Other Income:
      Interest Income - Third party                              -               -
      Interest Income - Intercompany                             -               -
      Other Income - Third party                                 -             (11)
      Other Income - Intercompany                                -               -
      Interest Expense and Fees - Third party                    -          10,149
      Interest Expense - Intercompany                            -               -
                                                  --------------------------------
    NET OTHER INCOME                                             -         (10,160)

EXCHANGE GAIN/(LOSS)                                             -               -
                                                  --------------------------------

PROFIT BEFORE TAXES & REORGANIZATION EXPENSE               183,604       2,786,720

TOTAL REORGANIZATION EXPENSE                                  (668)              -

TAXES ON OPERATIONS                                              -           8,429

                                                  --------------------------------
NET EARNINGS (LOSS)                                        184,272       2,778,291
                                                  ================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH DECEMBER 2, 2001
(IN U.S. $'S)

                                                       POLAROID        SUB DEBT             PRD
                                                    MALAYSIA, LTD.  PARTNERS CORP.   INVESTMENT, INC.
                                                    ------------------------------------------------
Sales: Third party                                         160,311             -                   -
Intercompany-US to Foreign                                       -             -                   -
Intercompany-Domestic Subs                                       -             -                   -
Intercompany-Foreign to US                                       -             -                   -
Intercompany-Foreign Subs                                        -             -                   -
Intercompany Royalty                                             -             -                   -
                                                    ------------------------------------------------
  TOTAL NET SALES                                          160,311             -                   -

COS: Third party                                            99,833             -                   -
      Intercompany                                               -             -                   -
      Intercompany Royalty                                       -             -                   -
                                                    ------------------------------------------------
    TOTAL COS                                               99,833             -                   -

GROSS MARGIN                                                60,478             -                   -

Operating Expenses:
      Marketing                                             26,744             -                   -
      General & Administrative                                   -             -                   -
      Research & Engineering                                     -             -                   -
      Restructuring                                              -             -                   -
      Severance                                                  -             -                   -
      Profit Sharing                                             -             -                   -
                                                    ------------------------------------------------
    TOTAL EXPENSES                                          26,744             -                   -
                                                    ------------------------------------------------
PROFIT FROM OPERATIONS                                      33,734             -                   -

Other Income:
      Interest Income - Third party                              -             -                   -
      Interest Income - Intercompany                        11,018             -                   -
      Other Income - Third party                                 -             -                   -
      Other Income - Intercompany                                -             -                   -
      Interest Expense and Fees - Third party                   29             -                   -
      Interest Expense - Intercompany                            -             -                   -
                                                    ------------------------------------------------
    NET OTHER INCOME                                        10,989             -                   -

EXCHANGE GAIN/(LOSS)                                        12,092             -                   -
                                                    ------------------------------------------------

PROFIT BEFORE TAXES & REORGANIZATION EXPENSE                56,815             -                   -

TOTAL REORGANIZATION EXPENSE                                     -             -                   -

TAXES ON OPERATIONS                                         17,105             -                   -

                                                    ------------------------------------------------
NET EARNINGS (LOSS)                                         39,710             -                   -
                                                    ================================================

                                                                       POLAROID
                                                          PRD          MEMORIAL         POLAROID
                                                     CAPITAL, INC.    DRIVE LLC      PARTNERS, INC.   POLINT, INC.
                                                    -------------------------------------------------------------
Sales: Third party                                             -               -              -                 -
Intercompany-US to Foreign                                     -               -              -                 -
Intercompany-Domestic Subs                                     -               -              -                 -
Intercompany-Foreign to US                                     -               -              -                 -
Intercompany-Foreign Subs                                      -               -              -                 -
Intercompany Royalty                                           -               -              -                 -
                                                    -------------------------------------------------------------
  TOTAL NET SALES                                              -               -              -                 -

COS: Third party                                               -               -              -                 -
      Intercompany                                             -               -              -                 -
      Intercompany Royalty                                     -               -              -                 -
                                                    -------------------------------------------------------------
    TOTAL COS                                                  -               -              -                 -

GROSS MARGIN                                                   -               -              -                 -

Operating Expenses:
      Marketing                                                -               -              -                 -
      General & Administrative                                 -               -              -                 -
      Research & Engineering                                   -               -              -                 -
      Restructuring                                            -               -              -                 -
      Severance                                                -               -              -                 -
      Profit Sharing                                           -               -              -                 -
                                                    -------------------------------------------------------------
    TOTAL EXPENSES                                             -               -              -                 -
                                                    -------------------------------------------------------------
PROFIT FROM OPERATIONS                                         -               -              -                 -

Other Income:
      Interest Income - Third party                            -               -              -                 -
      Interest Income - Intercompany                           -               -              -                 -
      Other Income - Third party                               -               -              -                 -
      Other Income - Intercompany                              -               -              -                 -
      Interest Expense and Fees - Third party                  -               -              -                 -
      Interest Expense - Intercompany                          -               -              -                 -
                                                    -------------------------------------------------------------
    NET OTHER INCOME                                           -               -              -                 -

EXCHANGE GAIN/(LOSS)                                           -               -              -                 -
                                                    -------------------------------------------------------------

PROFIT BEFORE TAXES & REORGANIZATION EXPENSE                   -               -              -                 -

TOTAL REORGANIZATION EXPENSE                                   -               -              -                 -

TAXES ON OPERATIONS                                            -               -              -                 -

                                                    -------------------------------------------------------------
NET EARNINGS (LOSS)                                            -               -              -                 -
                                                    =============================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH DECEMBER 2, 2001
(IN U.S. $'S)

                                                     POLAROD ASIA
                                                        PACIFIC                       INTERNATIONAL
                                                    INTERNATIONAL,                      POLAROID
                                                          INC.           PMC, INC.         CORP.
                                                    -----------------------------------------------
Sales: Third party                                               -               -               -
Intercompany-US to Foreign                                       -               -               -
Intercompany-Domestic Subs                                       -               -               -
Intercompany-Foreign to US                                       -               -               -
Intercompany-Foreign Subs                                        -               -               -
Intercompany Royalty                                             -               -               -
                                                    -----------------------------------------------
  TOTAL NET SALES                                                -               -               -

COS: Third party                                                 -               -               -
      Intercompany                                               -               -               -
      Intercompany Royalty                                       -               -               -
                                                    -----------------------------------------------
    TOTAL COS                                                    -               -               -

GROSS MARGIN                                                     -               -               -

Operating Expenses:
      Marketing                                                  -               -               -
      General & Administrative                                   -               -               -
      Research & Engineering                                     -               -               -
      Restructuring                                              -               -               -
      Severance                                                  -               -               -
      Profit Sharing                                             -               -               -
                                                    -----------------------------------------------
    TOTAL EXPENSES                                               -               -               -
                                                    -----------------------------------------------
PROFIT FROM OPERATIONS                                           -               -               -

Other Income:
      Interest Income - Third party                              -               -               -
      Interest Income - Intercompany                             -               -               -
      Other Income - Third party                                 -               -               -
      Other Income - Intercompany                                -               -               -
      Interest Expense and Fees - Third party                    -               -               -
      Interest Expense - Intercompany                            -               -               -
                                                    -----------------------------------------------
    NET OTHER INCOME                                             -               -               -

EXCHANGE GAIN/(LOSS)                                             -               -               -
                                                    -----------------------------------------------

PROFIT BEFORE TAXES & REORGANIZATION EXPENSE                     -               -               -

TOTAL REORGANIZATION EXPENSE                                     -               -               -

TAXES ON OPERATIONS                                              -               -               -

                                                    -----------------------------------------------
NET EARNINGS (LOSS)                                              -               -               -
                                                    ===============================================

                                                                       POLAROID                          POLAROID
                                                       MAG MEDIA,      EYEWEAR        POLAROID DRY        ONLINE
                                                        LIMITED      FAR EAST INC.     IMAGING LLC     SERVICES, INC.
                                                    -----------------------------------------------------------------
Sales: Third party                                               -                -                -                -
Intercompany-US to Foreign                                       -                -                -                -
Intercompany-Domestic Subs                                       -                -                -                -
Intercompany-Foreign to US                                       -                -                -                -
Intercompany-Foreign Subs                                        -                -                -                -
Intercompany Royalty                                             -                -                -                -
                                                    -----------------------------------------------------------------
  TOTAL NET SALES                                                -                -                -                -

COS: Third party                                                 -                -                -                -
      Intercompany                                               -                -                -                -
      Intercompany Royalty                                       -                -                -                -
                                                    -----------------------------------------------------------------
    TOTAL COS                                                    -                -                -                -

GROSS MARGIN                                                     -                -                -                -

Operating Expenses:
      Marketing                                                  -                -                -                -
      General & Administrative                                   -                -                -                -
      Research & Engineering                                     -                -                -                -
      Restructuring                                              -                -                -                -
      Severance                                                  -                -                -                -
      Profit Sharing                                             -                -                -                -
                                                    -----------------------------------------------------------------
    TOTAL EXPENSES                                               -                -                -                -
                                                    -----------------------------------------------------------------
PROFIT FROM OPERATIONS                                           -                -                -                -

Other Income:
      Interest Income - Third party                              -                -                -                -
      Interest Income - Intercompany                             -                -                -                -
      Other Income - Third party                                 -                -                -                -
      Other Income - Intercompany                                -                -                -                -
      Interest Expense and Fees - Third party                    -                -                -                -
      Interest Expense - Intercompany                            -                -                -                -
                                                    -----------------------------------------------------------------
    NET OTHER INCOME                                             -                -                -                -

EXCHANGE GAIN/(LOSS)                                             -                -                -                -
                                                    -----------------------------------------------------------------

PROFIT BEFORE TAXES & REORGANIZATION EXPENSE                     -                -                -                -

TOTAL REORGANIZATION EXPENSE                                     -                -                -                -

TAXES ON OPERATIONS                                              -                -                -                -

                                                    -----------------------------------------------------------------
NET EARNINGS (LOSS)                                              -                -                -                -
                                                    =================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH DECEMBER 2, 2001
(IN U.S. $'S)

                                                                                                      ELIMINATION
                                                                        SUBTOTAL    US ADJUSTMENTS    ADJUSTMENTS       TOTAL
                                                                    --------------------------------------------------------------
Sales: Third party                                                      92,272,940               -               -      92,272,940
Intercompany-US to Foreign                                              31,820,036               -         (14,585)     31,805,451
Intercompany-Domestic Subs                                                  52,779               -               -          52,779
Intercompany-Foreign to US                                                     950               -            (997)            (47)
Intercompany-Foreign Subs                                                  877,988               -               -         877,988
Intercompany Royalty                                                        56,614               -               -          56,614
                                                                    --------------------------------------------------------------
  TOTAL NET SALES                                                      125,081,307               -         (15,582)    125,065,725

COS: Third party                                                        88,473,265         507,983               -      88,981,248
      Intercompany                                                      23,135,420               -          29,646      23,165,066
      Intercompany Royalty                                                       -               -               -               -
                                                                    --------------------------------------------------------------
    TOTAL COS                                                          111,608,685         507,983          29,646     112,146,314

GROSS MARGIN                                                            13,472,622        (507,983)        (45,228)     12,919,411

Operating Expenses:
      Marketing                                                         25,603,375          11,970               -      25,615,345
      General & Administrative                                           8,079,337               -               -       8,079,337
      Research & Engineering                                             4,676,776               -               -       4,676,776
      Restructuring                                                              -               -               -               -
      Severance                                                                  -               -               -               -
      Profit Sharing                                                     2,397,447               -               -       2,397,447
                                                                    --------------------------------------------------------------
    TOTAL EXPENSES                                                      40,756,936          11,970               -      40,768,906
                                                                    --------------------------------------------------------------
PROFIT FROM OPERATIONS                                                 (27,284,314)       (519,953)        (45,228)    (27,849,495)

Other Income:
      Interest Income - Third party                                              0               -               -               0
      Interest Income - Intercompany                                        50,542               -               -          50,542
      Other Income - Third party                                            (4,021)              -               -          (4,021)
      Other Income - Intercompany                                                -               -               -               -
      Interest Expense and Fees - Third party                            2,096,738               -               -       2,096,738
      Interest Expense - Intercompany                                            -               -               -               -
                                                                    --------------------------------------------------------------
    NET OTHER INCOME                                                    (2,050,216)              -               -      (2,050,216)

EXCHANGE GAIN/(LOSS)                                                      (397,821)              -               -        (397,821)
                                                                    --------------------------------------------------------------

PROFIT BEFORE TAXES & REORGANIZATION EXPENSE                           (29,732,351)       (519,953)        (45,228)    (30,297,532)

TOTAL REORGANIZATION EXPENSE                                              (137,395)              -               -        (137,395)

TAXES ON OPERATIONS                                                         25,534      (1,061,441)              -      (1,035,907)

                                                                    --------------------------------------------------------------
NET EARNINGS (LOSS)                                                    (29,620,490)        541,488         (45,228)    (29,124,231)
                                                                    ==============================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARIES
BALANCE SHEET
AS OF OCTOBER 11, 2001
(IN U.S. $'S)

                                                -----------------------------------------------------------------------------------
                                                   POLAROID      POLAROID LATIN    POLAROID ASIA                        POLAROID
                                                  CORPORATION     AMERICA CORP.     PACIFIC LTD.   INNER CITY, INC.   EYEWEAR, INC.
                                                -----------------------------------------------------------------------------------
ASSETS

TOTAL CASH                                          34,188,055          777,713           15,308              8,945               -

NET RECEIVABLES-THIRD PARTY                        106,294,462        8,900,654                -             19,701               -
NET RECEIVABLES-INTERCOMPANY                        25,112,927       14,749,800        8,988,996                  -       2,734,260
NET INVENTORIES                                    227,517,702        3,652,105                -                  -               -
TOTAL PREPAID EXPENSES                              16,351,883        1,527,346           33,677                  -               -

                                                -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                               409,465,029       29,607,618        9,037,981             28,646       2,734,260
                                                -----------------------------------------------------------------------------------

NET FIXED ASSETS                                   321,830,119        2,025,084                -            508,143               -
TOTAL OTHER NON-CURRENT ASSETS                     162,221,279        2,422,771        3,195,000                  -       5,354,760

                                                -----------------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                           484,051,398        4,447,855        3,195,000            508,143       5,354,760

                                                -----------------------------------------------------------------------------------
TOTAL ASSETS                                       893,516,427       34,055,473       12,232,981            536,789       8,089,020
                                                ===================================================================================

LIABILITIES

POST-PETITION NOTES                                          -                -                -                  -               -
POST-PETITION PAYABLES-THIRD PARTY                           -                -                -                  -               -
POST-PETITION PAYABLES-INTERCOMPANY                          -                -                -                  -               -
POST-PETITION ACCRUALS                                       -                -                -                  -               -

                                                -----------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                      -                -                -                  -               -

TOTAL POST-PET. NON-CURRENT LIABILITIES                      -                -                -                  -               -

TOTAL PRE PETITION LIABILITIES                   1,299,330,899       26,972,608        1,389,786         13,225,201       8,515,403

                                                -----------------------------------------------------------------------------------
TOTAL LIABILITIES                                1,299,330,899       26,972,608        1,389,786         13,225,201       8,515,403

TOTAL SHAREHOLDER'S EQUITY/(DEFICIT)              (405,814,473)       7,082,865       10,843,195        (12,688,412)       (426,383)

                                                -----------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY/(DEFICIT)               893,516,427       34,055,473       12,232,981            536,789       8,089,020
                                                ===================================================================================

                                              -------------------------------------------------------------------------------------
                                              POLAROID DIGITAL     POLAROID ID       POLAROID         SUB DEBT            PRD
                                              SOLUTIONS, INC.     SYSTEMS, INC.   MALAYSIA, LTD.   PARTNERS CORP.   INVESTMENT, INC.
                                              -------------------------------------------------------------------------------------
ASSETS

TOTAL CASH                                             556,712           17,664           56,500                -             1,000

NET RECEIVABLES-THIRD PARTY                            473,327        6,983,032          217,452                -                 -
NET RECEIVABLES-INTERCOMPANY                                 -        7,361,573        4,429,576                -            49,000
NET INVENTORIES                                          6,356        2,161,027                -                -                 -
TOTAL PREPAID EXPENSES                                       -          212,701           90,542            2,557                 -

                                              -------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                 1,036,395       16,735,997        4,794,070            2,557            50,000
                                              -------------------------------------------------------------------------------------

NET FIXED ASSETS                                       556,738       25,099,454            8,534                -                 -
TOTAL OTHER NON-CURRENT ASSETS                               -                -                -          517,993           600,000

                                              -------------------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                               556,738       25,099,454            8,534          517,993           600,000

                                              -------------------------------------------------------------------------------------
TOTAL ASSETS                                         1,593,133       41,835,451        4,802,604          520,550           650,000
                                              =====================================================================================

LIABILITIES

POST-PETITION NOTES                                          -                -                -                -                 -
POST-PETITION PAYABLES-THIRD PARTY                           -                -                -                -                 -
POST-PETITION PAYABLES-INTERCOMPANY                          -                -                -                -                 -
POST-PETITION ACCRUALS                                       -                -                -                -                 -

                                              -------------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                      -                -                -                -                 -

TOTAL POST-PET. NON-CURRENT LIABILITIES                      -                -                -                -                 -

TOTAL PRE PETITION LIABILITIES                         186,834        2,581,925          531,775              673               294

                                              -------------------------------------------------------------------------------------
TOTAL LIABILITIES                                      186,834        2,581,925          531,775              673               294

TOTAL SHAREHOLDER'S EQUITY/(DEFICIT)                 1,406,299       39,253,526        4,270,829          519,877           649,706

                                              -------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY/(DEFICIT)                 1,593,133       41,835,451        4,802,604          520,550           650,000
                                              =====================================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARIES
BALANCE SHEET
AS OF OCTOBER 11, 2001
(IN U.S. $'S)

                                             --------------------------------------------------------------------------------------
                                                                                                                  POLAROID ASIA
                                                 PRD         POLAROID MEMORIAL      POLAROID                         PACIFIC
                                             CAPITAL, INC.        DRIVE LLC      PARTNERS, INC.   POLINT, INC.  INTERNATIONAL, INC.
                                             --------------------------------------------------------------------------------------
ASSETS

TOTAL CASH                                           1,000                   -                -              -              197,682

NET RECEIVABLES-THIRD PARTY                              -                   -                -              -                5,548
NET RECEIVABLES-INTERCOMPANY                        98,909              99,500                -              -               70,855
NET INVENTORIES                                          -                   -                -              -                    -
TOTAL PREPAID EXPENSES                                   -                   -                -              -               86,441

                                             --------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                99,909              99,500                -              -              360,526
                                             --------------------------------------------------------------------------------------

NET FIXED ASSETS                                         -                   -                -              -               26,798
TOTAL OTHER NON-CURRENT ASSETS                  29,100,000                   -            1,000              -                    -

                                             --------------------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                        29,100,000                   -            1,000              -               26,798

                                             --------------------------------------------------------------------------------------
TOTAL ASSETS                                    29,199,909              99,500            1,000              -              387,324
                                             ======================================================================================

LIABILITIES

POST-PETITION NOTES                                      -                   -                -              -                    -
POST-PETITION PAYABLES-THIRD PARTY                       -                   -                -              -                    -
POST-PETITION PAYABLES-INTERCOMPANY                      -                   -                -              -                    -
POST-PETITION ACCRUALS                                   -                   -                -              -                    -

                                             --------------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                  -                   -                -              -                    -

TOTAL POST-PET. NON-CURRENT LIABILITIES                  -                   -                -              -                    -

TOTAL PRE PETITION LIABILITIES                         806                   -              950          1,957              337,324

                                             --------------------------------------------------------------------------------------
TOTAL LIABILITIES                                      806                   -              950          1,957              337,324

TOTAL SHAREHOLDER'S EQUITY/(DEFICIT)            29,199,103              99,500               50         (1,957)              50,000

                                             --------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY/(DEFICIT)            29,199,909              99,500            1,000              -              387,324
                                             ======================================================================================

                                             -------------------------------------------------------------------------------------
                                                               INTERNATIONAL       MAG MEDIA,    POLAROID EYEWEAR    POLAROID DRY
                                                PMC, INC.      POLAROID CORP.       LIMITED        FAR EAST INC.      IMAGING LLC
                                             -------------------------------------------------------------------------------------
ASSETS

TOTAL CASH                                               -                   -               -                  -                -

NET RECEIVABLES-THIRD PARTY                              -                   -               -                  -                -
NET RECEIVABLES-INTERCOMPANY                             -             850,299               -                  -                -
NET INVENTORIES                                          -                   -               -                  -                -
TOTAL PREPAID EXPENSES                                   -                   -               -                  -                -

                                             -------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                     -             850,299               -                  -                -
                                             -------------------------------------------------------------------------------------

NET FIXED ASSETS                                         -                   -               -                  -                -
TOTAL OTHER NON-CURRENT ASSETS                           -                   -               -                  -                -

                                             -------------------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                                 -                   -               -                  -                -

                                             -------------------------------------------------------------------------------------
TOTAL ASSETS                                             -             850,299               -                  -                -
                                             =====================================================================================

LIABILITIES

POST-PETITION NOTES                                      -                   -               -                  -                -
POST-PETITION PAYABLES-THIRD PARTY                       -                   -               -                  -                -
POST-PETITION PAYABLES-INTERCOMPANY                      -                   -               -                  -                -
POST-PETITION ACCRUALS                                   -                   -               -                  -                -

                                             -------------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                  -                   -               -                  -                -

TOTAL POST-PET. NON-CURRENT LIABILITIES                  -                   -               -                  -                -

TOTAL PRE PETITION LIABILITIES                   1,225,666                   -      10,216,564                  -                -

                                             -------------------------------------------------------------------------------------
TOTAL LIABILITIES                                1,225,666                   -      10,216,564                  -                -

TOTAL SHAREHOLDER'S EQUITY/(DEFICIT)            (1,225,666)            850,299     (10,216,564)                 -                -

                                             -------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY/(DEFICIT)                     -             850,299               -                  -                -
                                             =====================================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARIES
BALANCE SHEET
AS OF OCTOBER 11, 2001
(IN U.S. $'S)

                                             --------------------------------------------------------------------------------
                                                POLAROID
                                                 ONLINE         SUBTOTAL                          ELIMINATION
                                             SERVICES, INC.                     US ADJUSTMENTS    ADJUSTMENTS      TOTAL
                                             --------------------------------------------------------------------------------
ASSETS

TOTAL CASH                                                -      35,820,579           689,928                -     36,510,507

NET RECEIVABLES-THIRD PARTY                               -     122,894,176                 -                -    122,894,176
NET RECEIVABLES-INTERCOMPANY                              -      64,545,695                 -      (15,365,556)    49,180,139
NET INVENTORIES                                           -     233,337,190                 -       (1,072,492)   232,264,698
TOTAL PREPAID EXPENSES                                    -      18,305,147                 -          268,536     18,573,683

                                             --------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                      -     474,902,787           689,928      (16,169,512)   459,423,203
                                             --------------------------------------------------------------------------------

NET FIXED ASSETS                                          -     350,054,870            61,810                -    350,116,680
TOTAL OTHER NON-CURRENT ASSETS                            -     203,412,803       (83,794,926)        (150,000)   119,467,877

                                             --------------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                                  -     553,467,673       (83,733,116)        (150,000)   469,584,557

                                             --------------------------------------------------------------------------------
TOTAL ASSETS                                              -   1,028,370,460       (83,043,188)     (16,319,512)   929,007,760
                                             ================================================================================

LIABILITIES

POST-PETITION NOTES                                       -               -                 -                -              -
POST-PETITION PAYABLES-THIRD PARTY                        -               -                 -                -              -
POST-PETITION PAYABLES-INTERCOMPANY                       -               -                 -                -              -
POST-PETITION ACCRUALS                                    -               -                 -                -              -

                                             --------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                   -               -                 -                -              -

TOTAL POST-PET. NON-CURRENT LIABILITIES                   -               -                 -                -              -

TOTAL PRE PETITION LIABILITIES                            -   1,364,518,666         1,229,469      (15,050,760) 1,350,697,375

                                             --------------------------------------------------------------------------------
TOTAL LIABILITIES                                         -   1,364,518,666         1,229,469      (15,050,760) 1,350,697,375

TOTAL SHAREHOLDER'S EQUITY/(DEFICIT)                      -    (336,148,206)      (84,272,657)      (1,268,752)  (421,689,615)

                                             --------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY/(DEFICIT)                      -   1,028,370,460       (83,043,188)     (16,319,512)   929,007,760
                                             ================================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARIES
SCHEDULE OF PRE PETITION LIABILITIES
AS OF OCTOBER 11, 2001
(IN U.S. $'S)

                                                ------------------------------------------------------------------------------------

                                                   POLAROID       POLAROID LATIN   POLAROID ASIA                        POLAROID
                                                  CORPORATION     AMERICA CORP.     PACIFIC LTD.   INNER CITY, INC.  EYEWEAR, INC.
                                                ------------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                      347,152,991                -               -                 -                -
     Other secured debt                                        -                -               -                 -                -
     Current Long-Term Debt                          573,900,990                -               -                 -                -
                                                ------------------------------------------------------------------------------------
PRE-PETITION NOTES                                   921,053,981                -               -                 -                -

Pre-Petition Payables
     Trade Accounts Payable                           74,007,000          149,360               -            82,497                -
     Interco Payables-US to Foreign                   74,704,670                -           6,248                 -        2,893,834
     Interco Payables-Foreign to US                            -        3,808,894               -                 -                -
     Interco Payables-Domestic Subs                      277,909                -       1,269,607        12,686,450        5,561,569
     Interco Payables-Foreign Subs                             -       22,479,641               -                 -                -
                                                ------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                          148,989,579       26,437,895       1,275,855        12,768,947        8,455,403

Pre-Petition Accruals:
     Reserve Restructuring                            21,111,261                -               -                 -                -
     Accrued Payroll & Related Expenses               17,313,362          248,571          64,705                 -                -
     Accrued Tax & Gov't Accounts                              -          122,130               -                 -                -
     Accrued Income Taxes                             (3,244,804)               -               -                 -                -
     Deferred Income Tax - Current                     9,092,698                -               -                 -                -
     Accrued Warranty                                    654,230          106,346               -                 -                -
     Other Accrued Liabilities                        85,766,166           51,656          49,226           456,254           60,000
     Post-Retirement Medical                           3,900,000                -               -                 -                -
     Post-Employment Benefits                          4,500,000                -               -                 -                -
     Other Accrued Taxes                              11,126,530                -               -                 -                -
                                                ------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                          150,219,442          528,703         113,931           456,254           60,000

                                                ------------------------------------------------------------------------------------
TOTAL CURRENT PRE-PETITION LIABILITIES             1,220,263,002       26,966,598       1,389,786        13,225,201        8,515,403
                                                ------------------------------------------------------------------------------------

NON-CURRENT PRE-PETITION LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                   0                -               -                 -                -
     Post-Employment Benefits                         43,472,479                -               -                 -                -
     Long-Term Debt                                            -                -               -                 -                -
     Deferred Taxes                                   13,000,000            6,010               -                 -                -
     Other                                            22,595,418                -               -                 -                -
                                                ------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES            79,067,898            6,010               -                 -                -

                                                ------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                     1,299,330,899       26,972,608       1,389,786        13,225,201        8,515,403
                                                ====================================================================================

                                             ---------------------------------------------------------------------------------------

                                               POLAROID DIGITAL   POLAROID ID        POLAROID         SUB DEBT             PRD
                                                SOLUTIONS, INC.  SYSTEMS, INC.    MALAYSIA, LTD.   PARTNERS CORP.   INVESTMENT, INC.
                                             ---------------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                               -                -                -                -                 -
     Other secured debt                                       -                -                -                -                 -
     Current Long-Term Debt                                   -                -                -                -                 -
                                             ---------------------------------------------------------------------------------------
PRE-PETITION NOTES                                            -                -                -                -                 -

Pre-Petition Payables
     Trade Accounts Payable                               7,505          776,602           13,432                -                 -
     Interco Payables-US to Foreign                           -                -                -                -                 -
     Interco Payables-Foreign to US                           -                -                -                -                 -
     Interco Payables-Domestic Subs                           -                -                -                -               294
     Interco Payables-Foreign Subs                            -                -          169,686                -                 -
                                             ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                               7,505          776,602          183,118                -               294

Pre-Petition Accruals:
     Reserve Restructuring                                    -                -                -                -                 -
     Accrued Payroll & Related Expenses                 104,187                -            4,479                -                 -
     Accrued Tax & Gov't Accounts                            30                -                -                -                 -
     Accrued Income Taxes                                     -           88,692          232,832                -                 -
     Deferred Income Tax - Current                            -                -                -                -                 -
     Accrued Warranty                                         -                -            1,313                -                 -
     Other Accrued Liabilities                           75,112        1,716,631          110,033              673                 -
     Post-Retirement Medical                                  -                -                -                -                 -
     Post-Employment Benefits                                 -                -                -                -                 -
     Other Accrued Taxes                                      -                -                -                -                 -
                                             ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                             179,329        1,805,323          348,657              673                 -

                                             ---------------------------------------------------------------------------------------
TOTAL CURRENT PRE-PETITION LIABILITIES                  186,834        2,581,925          531,775              673               294
                                             ---------------------------------------------------------------------------------------

NON-CURRENT PRE-PETITION LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                  -                -                -                -                 -
     Post-Employment Benefits                                 -                -                -                -                 -
     Long-Term Debt                                           -                -                -                -                 -
     Deferred Taxes                                           -                -                -                -                 -
     Other                                                    -                -                -                -                 -
                                             ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                    -                -                -                -                 -

                                             ---------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                          186,834        2,581,925          531,775              673               294
                                             =======================================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARIES
SCHEDULE OF PRE-PETITION LIABILITIES
AS OF OCTOBER 11, 2001
(IN U.S. $'S)

                                            -------------------------------------------------------------------------------------
                                                                                                                POLAROID ASIA
                                                 PRD        POLAROID MEMORIAL      POLAROID                        PACIFIC
                                            CAPITAL, INC.      DRIVE LLC        PARTNERS, INC.  POLINT, INC.  INTERNATIONAL, INC.
                                            -------------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                         -                   -              -             -                    -
     Other secured debt                                 -                   -              -             -                    -
     Current Long-Term Debt                             -                   -              -             -                    -
                                            -------------------------------------------------------------------------------------
PRE-PETITION NOTES                                      -                   -              -             -                    -

Pre-Petition Payables
     Trade Accounts Payable                             -                   -              -             -                  707
     Interco Payables-US to Foreign                     -                   -              -             -                7,572
     Interco Payables-Foreign to US                     -                   -              -             -                    -
     Interco Payables-Domestic Subs                   806                   -            950         1,957              232,739
     Interco Payables-Foreign Subs                      -                   -              -             -                    -
                                            -------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                           806                   -            950         1,957              241,018

Pre-Petition Accruals:
     Reserve Restructuring                              -                   -              -             -                    -
     Accrued Payroll & Related Expenses                 -                   -              -             -               84,818
     Accrued Tax & Gov't Accounts                       -                   -              -             -                    -
     Accrued Income Taxes                               -                   -              -             -                    -
     Deferred Income Tax - Current                      -                   -              -             -                    -
     Accrued Warranty                                   -                   -              -             -                    -
     Other Accrued Liabilities                          -                   -              -             -               11,488
     Post-Retirement Medical                            -                   -              -             -                    -
     Post-Employment Benefits                           -                   -              -             -                    -
     Other Accrued Taxes                                -                   -              -             -                    -
                                            -------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                             -                   -              -             -               96,306


                                            -------------------------------------------------------------------------------------
TOTAL CURRENT PRE-PETITION LIABILITIES                806                   -            950         1,957              337,324
                                            -------------------------------------------------------------------------------------

NON-CURRENT PRE-PETITION LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                            -                   -              -             -                    -
     Post-Employment Benefits                           -                   -              -             -                    -
     Long-Term Debt                                     -                   -              -             -                    -
     Deferred Taxes                                     -                   -              -             -                    -
     Other                                              -                   -              -             -                    -
                                            -------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES              -                   -              -             -                    -

                                            -------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                        806                   -            950         1,957              337,324
                                            =====================================================================================

                                            -----------------------------------------------------------------------------------

                                                               INTERNATIONAL    MAG MEDIA,      POLAROID EYEWEAR  POLAROID DRY
                                                 PMC, INC.     POLAROID CORP.    LIMITED          FAR EAST INC.    IMAGING LLC
                                            -----------------------------------------------------------------------------------

CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                            -                -              -                   -              -
     Other secured debt                                    -                -              -                   -              -
     Current Long-Term Debt                                -                -              -                   -              -
                                            -----------------------------------------------------------------------------------
PRE-PETITION NOTES                                         -                -              -                   -              -

Pre-Petition Payables
     Trade Accounts Payable                                -                -              -                   -              -
     Interco Payables-US to Foreign                        -                -              -                   -              -
     Interco Payables-Foreign to US                        -                -              -                   -              -
     Interco Payables-Domestic Subs                1,225,438                -     10,216,564                   -              -
     Interco Payables-Foreign Subs                         -                -              -                   -              -
                                            -----------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                        1,225,438                -     10,216,564                   -              -

Pre-Petition Accruals:
     Reserve Restructuring                                 -                -              -                   -              -
     Accrued Payroll & Related Expenses                    -                -              -                   -              -
     Accrued Tax & Gov't Accounts                          -                -              -                   -              -
     Accrued Income Taxes                                228                -              -                   -              -
     Deferred Income Tax - Current                         -                -              -                   -              -
     Accrued Warranty                                      -                -              -                   -              -
     Other Accrued Liabilities                             -                -              -                   -              -
     Post-Retirement Medical                               -                -              -                   -              -
     Post-Employment Benefits                              -                -              -                   -              -
     Other Accrued Taxes                                   -                -              -                   -              -
                                            -----------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                              228                -              -                   -              -

                                            -----------------------------------------------------------------------------------
TOTAL CURRENT PRE-PETITION LIABILITIES             1,225,666                -     10,216,564                   -              -
                                            -----------------------------------------------------------------------------------

NON-CURRENT PRE-PETITION LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                               -                -              -                   -              -
     Post-Employment Benefits                              -                -              -                   -              -
     Long-Term Debt                                        -                -              -                   -              -
     Deferred Taxes                                        -                -              -                   -              -
     Other                                                 -                -              -                   -              -
                                            -----------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                 -                -              -                   -              -

                                            -----------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                     1,225,666                -     10,216,564                   -              -
                                            ===================================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARIES
SCHEDULE OF PRE-PETITION LIABILITIES
AS OF OCTOBER 11, 2001
(IN U.S. $'S)

                                               ------------------------------------------------------------------------------------
                                                    POLAROID
                                                     ONLINE           SUBTOTAL                       WORLDWIDE
                                                 SERVICES, INC.                    US ADJUSTMENTS   ADJUSTMENTS           TOTAL
                                               ------------------------------------------------------------------------------------

CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                               -      347,152,991               -              -        347,152,991
     Other secured debt                                       -                -               -              -                  -
     Current Long-Term Debt                                   -      573,900,990               -              -        573,900,990
                                               ------------------------------------------------------------------------------------
PRE-PETITION NOTES                                            -      921,053,981               -              -        921,053,981

Pre-Petition Payables
     Trade Accounts Payable                                   -       75,037,103         (70,002)             -         74,967,101
     Interco Payables-US to Foreign                           -       77,612,324         689,928     (5,448,648)        72,853,604
     Interco Payables-Foreign to US                           -        3,808,894               -     (3,808,894)                 -
     Interco Payables-Domestic Subs                           -       31,474,283               -     (5,839,478)        25,634,805
     Interco Payables-Foreign Subs                            -       22,649,327               -              -         22,649,327
                                               ------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                   -      210,581,931         619,926    (15,097,020)       196,104,837

Pre-Petition Accruals:
     Reserve Restructuring                                    -       21,111,261               -              -         21,111,261
     Accrued Payroll & Related Expenses                       -       17,820,122               -              -         17,820,122
     Accrued Tax & Gov't Accounts                             -          122,160               -              -            122,160
     Accrued Income Taxes                                     -       (2,923,052)              -              -         (2,923,052)
     Deferred Income Tax - Current                            -        9,092,698       1,067,686              -         10,160,384
     Accrued Warranty                                         -          761,889               -              -            761,889
     Other Accrued Liabilities                                -       88,297,239        (458,143)        46,260         87,885,356
     Post-Retirement Medical                                  -        3,900,000               -              -          3,900,000
     Post-Employment Benefits                                 -        4,500,000               -              -          4,500,000
     Other Accrued Taxes                                      -       11,126,530               -              -         11,126,530
                                               ------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                   -      153,808,847         609,543         46,260        154,464,650

                                               ------------------------------------------------------------------------------------
TOTAL CURRENT PRE-PETITION LIABILITIES                        -    1,285,444,758       1,229,469    (15,050,760)     1,271,623,467
                                               ------------------------------------------------------------------------------------

NON-CURRENT PRE-PETITION LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                  -                0               -              -                  0
     Post-Employment Benefits                                 -       43,472,479               -              -         43,472,479
     Long-Term Debt                                           -                -               -              -                  -
     Deferred Taxes                                           -       13,006,010               -              -         13,006,010
     Other                                                    -       22,595,418               -              -         22,595,418
                                               ------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                    -       79,073,908               -              -         79,073,908

                                               ------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                -    1,364,518,666       1,229,469    (15,050,760)     1,350,697,375
                                               ====================================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARIES
BALANCE SHEET
AS OF DECEMBER 2, 2001
(IN U.S. $'S)

                                                ------------------------------------------------------------------
                                                     POLAROID      POLAROID LATIN     POLAROID ASIA       INNER
                                                    CORPORATION     AMERICA CORP.      PACIFIC LTD.     CITY, INC.
                                                ------------------------------------------------------------------
ASSETS

TOTAL CASH                                           73,534,292      3,038,616            15,308             8,945

NET RECEIVABLES- THIRD PARTY                        100,279,968      5,995,752                 -            19,701
NET RECEIVABLES- INTERCOMPANY                        91,223,337     14,942,101         8,988,996                 -
NET INVENTORIES                                     194,660,850      3,375,893                 -                 -
TOTAL PREPAID EXPENSES                               16,798,651      1,417,564            21,750                 -

                                                ------------------------------------------------------------------
TOTAL CURRENT ASSETS                                476,497,098     28,769,926         9,026,054            28,646
                                                ------------------------------------------------------------------

NET FIXED ASSETS                                    310,326,337      1,996,535                 -           508,143
TOTAL OTHER NON-CURRENT ASSETS                      130,867,880      2,423,261         3,195,000                 -

                                                ------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                            441,194,216      4,419,796         3,195,000           508,143

                                                ------------------------------------------------------------------
TOTAL ASSETS                                        917,691,314     33,189,722        12,221,054           536,789
                                                ==================================================================

LIABILITIES

POST-PETITION NOTES                                  18,242,380             -                 -                  -
POST-PETITION PAYABLES-THIRD PARTY                    9,353,190       (881,044)                -                 -
POST-PETITION PAYABLES-INTERCOMPANY                  32,299,907       (137,402)           80,446                 -
TOTAL POST-PETITION ACCRUALS                          6,411,822        422,411            17,000                 -

                                                ------------------------------------------------------------------
TOTAL POST-PETITION CURR. LIAB.                      66,307,299       (596,035)           97,446                 -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                   -          6,010                 -                 -

TOTAL PRE PETITION LIABILITIES                    1,288,964,445     27,442,310         1,340,560        13,225,201

                                                ------------------------------------------------------------------
TOTAL LIABILITIES                                 1,355,271,743     26,852,285         1,438,006        13,225,201

TOTAL SHAREHOLDER'S EQUITY/(DEFICIT)               (437,580,429)     6,337,437        10,783,048       (12,688,412)

                                                ------------------------------------------------------------------
TOTAL LIABILITIES AND EQUITY/(DEFICIT)              917,691,314     33,189,722        12,221,054           536,789
                                                ==================================================================

                                                ------------------------------------------------------------------------
                                                    POLAROID         POLAROID DIGITAL     POLAROID ID       POLAROID
                                                  EYEWEAR, INC.      SOLUTIONS, INC.     SYSTEMS, INC.    MALAYSIA, LTD.
                                                ------------------------------------------------------------------------
ASSETS

TOTAL CASH                                                      -            371,171         2,231,090           221,025

NET RECEIVABLES- THIRD PARTY                                    -            403,872        10,190,035           156,756
NET RECEIVABLES- INTERCOMPANY                           2,734,260                  -         6,253,334         4,442,589
NET INVENTORIES                                                 -             14,773         1,312,254                 -
TOTAL PREPAID EXPENSES                                          -                  -           201,538            88,667

                                                ------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                    2,734,260            789,816        20,188,251         4,909,037
                                                ------------------------------------------------------------------------

NET FIXED ASSETS                                                -            540,496        24,597,368             8,161
TOTAL OTHER NON-CURRENT ASSETS                          5,354,760                  -                 -                 -

                                                ------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                                5,354,760            540,496        24,597,368             8,161

                                                ------------------------------------------------------------------------
TOTAL ASSETS                                            8,089,020          1,330,312        44,785,619         4,917,198
                                                ========================================================================

LIABILITIES

POST-PETITION NOTES                                             -                  -                 -                 -
POST-PETITION PAYABLES-THIRD PARTY                              -             12,037           174,495               721
POST-PETITION PAYABLES-INTERCOMPANY                             -                  -                 -           101,656
TOTAL POST-PETITION ACCRUALS                                    -            127,704                 -            27,969

                                                ------------------------------------------------------------------------
TOTAL POST-PETITION CURR. LIAB.                                 -            139,741           174,495           130,346

TOTAL POST-PETITION NON-CURRENT LIABILITIES                     -                  -                 -                 -

TOTAL PRE PETITION LIABILITIES                          8,555,403                  -         2,579,307           476,312

                                                ------------------------------------------------------------------------
TOTAL LIABILITIES                                       8,555,403            139,741         2,753,802           606,658

TOTAL SHAREHOLDER'S EQUITY/(DEFICIT)                     (466,383)         1,190,571        42,031,817         4,310,540

                                                ------------------------------------------------------------------------
TOTAL LIABILITIES AND EQUITY/(DEFICIT)                  8,089,020          1,330,312        44,785,619         4,917,198
                                                ========================================================================

                                                ---------------------------------
                                                    SUB DEBT          PRD
                                                 PARTNERS CORP.  INVESTMENT, INC.
                                                ---------------------------------
ASSETS

TOTAL CASH                                                   -              1,000

NET RECEIVABLES- THIRD PARTY                                 -                  -
NET RECEIVABLES- INTERCOMPANY                          517,993             49,000
NET INVENTORIES                                              -                  -
TOTAL PREPAID EXPENSES                                   2,557                  -

                                                ---------------------------------
TOTAL CURRENT ASSETS                                   520,550             50,000
                                                ---------------------------------

NET FIXED ASSETS                                             -                  -
TOTAL OTHER NON-CURRENT ASSETS                               -            600,000

                                                ---------------------------------
TOTAL NON-CURRENT ASSETS                                     -            600,000

                                                ---------------------------------
TOTAL ASSETS                                           520,550            650,000
                                                =================================

LIABILITIES

POST-PETITION NOTES                                          -                  -
POST-PETITION PAYABLES-THIRD PARTY                           -                  -
POST-PETITION PAYABLES-INTERCOMPANY                          -                  -
TOTAL POST-PETITION ACCRUALS                                 -                  -

                                                ---------------------------------
TOTAL POST-PETITION CURR. LIAB.                              -                  -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                  -                  -

TOTAL PRE PETITION LIABILITIES                             673                294

                                                ---------------------------------
TOTAL LIABILITIES                                          673                294

TOTAL SHAREHOLDER'S EQUITY/(DEFICIT)                   519,877            649,706

                                                ---------------------------------
TOTAL LIABILITIES AND EQUITY/(DEFICIT)                 520,550            650,000
                                                =================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARIES
BALANCE SHEET
AS OF DECEMBER 2, 2001
(IN U.S. $'S)

                                                --------------------------------------------------------------------------
                                                         PRD            POLAROID MEMORIAL       POLAROID
                                                    CAPITAL, INC.           DRIVE LLC        PARTNERS, INC.   POLINT, INC.
                                                --------------------------------------------------------------------------
ASSETS

TOTAL CASH                                                     1,000                       -              -              -

NET RECEIVABLES- THIRD PARTY                                       -                       -              -              -
NET RECEIVABLES- INTERCOMPANY                                 98,909                  99,500              -              -
NET INVENTORIES                                                    -                       -              -              -
TOTAL PREPAID EXPENSES                                             -                       -              -              -

                                                --------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                          99,909                  99,500              -              -
                                                --------------------------------------------------------------------------

NET FIXED ASSETS                                                   -                       -              -              -
TOTAL OTHER NON-CURRENT ASSETS                            29,100,000                       -          1,000              -

                                                --------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                                  29,100,000                       -          1,000              -

                                                --------------------------------------------------------------------------
TOTAL ASSETS                                              29,199,909                  99,500          1,000              -
                                                ==========================================================================

LIABILITIES

POST-PETITION NOTES                                                -                       -              -              -
POST-PETITION PAYABLES-THIRD PARTY                                 -                       -              -              -
POST-PETITION PAYABLES-INTERCOMPANY                                -                       -              -              -
TOTAL POST-PETITION ACCRUALS                                       -                       -              -              -

                                                --------------------------------------------------------------------------
TOTAL POST-PETITION CURR. LIAB.                                    -                       -              -              -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                        -                       -              -              -

TOTAL PRE-PETITION LIABILITIES                                   806                       -            950          1,957

                                                --------------------------------------------------------------------------
TOTAL LIABILITIES                                                806                       -            950          1,957

TOTAL SHAREHOLDER'S EQUITY/(DEFICIT)                      29,199,103                  99,500             50         (1,957)

                                                --------------------------------------------------------------------------
TOTAL LIABILITIES AND EQUITY/(DEFICIT)                    29,199,909                  99,500          1,000              -
                                                ==========================================================================

                                                -------------------------------------------------------------------------
                                                  POLAROID ASIA
                                                      PACIFIC                             INTERNATIONAL       MAG MEDIA,
                                                INTERNATIONAL, INC.        PMC, INC.      POLAROID CORP.       LIMITED
                                                -------------------------------------------------------------------------
ASSETS

TOTAL CASH                                                   186,591              -                  -                  -

NET RECEIVABLES- THIRD PARTY                                   3,701              -                  -                  -
NET RECEIVABLES- INTERCOMPANY                                172,556              -            850,299                  -
NET INVENTORIES                                                    -              -                  -                  -
TOTAL PREPAID EXPENSES                                        16,242              -                  -                  -

                                                -------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                         379,090              -            850,299                  -
                                                -------------------------------------------------------------------------

NET FIXED ASSETS                                              25,531              -                  -                  -
TOTAL OTHER NON-CURRENT ASSETS                                     -              -                  -                  -

                                                -------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                                      25,531              -                  -                  -

                                                -------------------------------------------------------------------------
TOTAL ASSETS                                                 404,621              -            850,299                  -
                                                =========================================================================

LIABILITIES

POST-PETITION NOTES                                                -              -                  -                  -
POST-PETITION PAYABLES-THIRD PARTY                                 -              -                  -                  -
POST-PETITION PAYABLES-INTERCOMPANY                           42,199              -                  -                  -
TOTAL POST-PETITION ACCRUALS                                  27,642              -                  -                  -

                                                -------------------------------------------------------------------------
TOTAL POST-PETITION CURR. LIAB.                               69,841              -                  -                  -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                        -              -                  -                  -

TOTAL PRE PETITION LIABILITIES                               284,780      1,225,666                  -         10,216,564

                                                -------------------------------------------------------------------------
TOTAL LIABILITIES                                            354,621      1,225,666                  -         10,216,564

TOTAL SHAREHOLDER'S EQUITY/(DEFICIT)                          50,000     (1,225,666)           850,299        (10,216,564)

                                                -------------------------------------------------------------------------
TOTAL LIABILITIES AND EQUITY/(DEFICIT)                       404,621              -            850,299                  -
                                                =========================================================================

                                                -----------------------------------
                                                  POLAROID EYEWEAR     POLAROID DRY
                                                   FAR EAST INC.       IMAGING LLC
                                                -----------------------------------
ASSETS

TOTAL CASH                                                      -                -

NET RECEIVABLES- THIRD PARTY                                    -                -
NET RECEIVABLES- INTERCOMPANY                                   -                -
NET INVENTORIES                                                 -                -
TOTAL PREPAID EXPENSES                                          -                -

                                                -----------------------------------
TOTAL CURRENT ASSETS                                            -                -
                                                -----------------------------------

NET FIXED ASSETS                                                -                -
TOTAL OTHER NON-CURRENT ASSETS                                  -                -

                                                -----------------------------------
TOTAL NON-CURRENT ASSETS                                        -                -

                                                -----------------------------------
TOTAL ASSETS                                                    -                -
                                                ===================================

LIABILITIES

POST-PETITION NOTES                                             -                -
POST-PETITION PAYABLES-THIRD PARTY                              -                -
POST-PETITION PAYABLES-INTERCOMPANY                             -                -
TOTAL POST-PETITION ACCRUALS                                    -                -

                                                -----------------------------------
TOTAL POST-PETITION CURR. LIAB.                                 -                -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                     -                -

TOTAL PRE PETITION LIABILITIES                                  -                -

                                                -----------------------------------
TOTAL LIABILITIES                                               -                -

TOTAL SHAREHOLDER'S EQUITY/(DEFICIT)                            -                -

                                                -----------------------------------
TOTAL LIABILITIES AND EQUITY/(DEFICIT)                          -                -
                                                ===================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARIES
BALANCE SHEET
AS OF DECEMBER 2, 2001
(IN U.S. $'S)

                                                --------------------------------------------------------
                                                  POLAROID
                                                    ONLINE               SUBTOTAL
                                                 SERVICES, INC.                           US ADJUSTMENTS
                                                --------------------------------------------------------
ASSETS

TOTAL CASH                                             -                 79,609,038                    -

NET RECEIVABLES- THIRD PARTY                           -                117,049,785                    -
NET RECEIVABLES- INTERCOMPANY                          -                130,372,874              301,751
NET INVENTORIES                                        -                199,363,770                9,983
TOTAL PREPAID EXPENSES                                 -                 18,546,969                    -

                                                --------------------------------------------------------
TOTAL CURRENT ASSETS                                   -                544,942,436              311,734
                                                --------------------------------------------------------

NET FIXED ASSETS                                       -                338,002,571             (458,143)
TOTAL OTHER NON-CURRENT ASSETS                         -                171,541,900          (82,069,743)

                                                --------------------------------------------------------
TOTAL NON-CURRENT ASSETS                               -                509,544,471          (82,527,886)

                                                --------------------------------------------------------
TOTAL ASSETS                                           -              1,054,486,907          (82,216,152)
                                                ========================================================

LIABILITIES

POST-PETITION NOTES                                    -                 18,242,380                    -
POST-PETITION PAYABLES-THIRD PARTY                     -                  8,659,399                    -
POST-PETITION PAYABLES-INTERCOMPANY                    -                 32,386,806              129,106
TOTAL POST-PETITION ACCRUALS                           -                  7,034,548              (39,016)

                                                --------------------------------------------------------
TOTAL POST-PETITION CURR. LIAB.                        -                 66,323,133               90,090

TOTAL POST-PETITION NON-CURRENT LIABILITIES            -                      6,010                    -

TOTAL PRE PETITION LIABILITIES                         -              1,354,315,227            1,018,682

                                                --------------------------------------------------------
TOTAL LIABILITIES                                      -              1,420,644,370            1,108,772

TOTAL SHAREHOLDER'S EQUITY/(DEFICIT)                   -               (366,157,463)         (83,324,924)

                                                --------------------------------------------------------
TOTAL LIABILITIES AND EQUITY/(DEFICIT)                 -              1,054,486,907          (82,216,152)
                                                ========================================================

                                                -----------------------------------
                                                   WORLDWIDE
                                                  ADJUSTMENTS              TOTAL
                                                -----------------------------------
ASSETS

TOTAL CASH                                                   -           79,609,038

NET RECEIVABLES- THIRD PARTY                                 -          117,049,785
NET RECEIVABLES- INTERCOMPANY                      (41,399,079)          89,275,546
NET INVENTORIES                                     (1,117,720)         198,256,033
TOTAL PREPAID EXPENSES                                 372,760           18,919,729

                                                -----------------------------------
TOTAL CURRENT ASSETS                               (42,144,039)         503,110,131
                                                -----------------------------------

NET FIXED ASSETS                                             -          337,544,428
TOTAL OTHER NON-CURRENT ASSETS                        (150,000)          89,322,157

                                                -----------------------------------
TOTAL NON-CURRENT ASSETS                              (150,000)         426,866,585

                                                -----------------------------------
TOTAL ASSETS                                       (42,294,039)         929,976,716
                                                ===================================

LIABILITIES

POST-PETITION NOTES                                          -           18,242,380
POST-PETITION PAYABLES-THIRD PARTY                           -            8,659,399
POST-PETITION PAYABLES-INTERCOMPANY                  1,178,689           33,694,601
TOTAL POST-PETITION ACCRUALS                            46,260            7,041,792

                                                -----------------------------------
TOTAL POST-PETITION CURR. LIAB.                      1,224,949           67,638,172

TOTAL POST-PETITION NON-CURRENT LIABILITIES                  -                6,010

TOTAL PRE PETITION LIABILITIES                     (42,205,008)       1,313,128,901

                                                -----------------------------------
TOTAL LIABILITIES                                  (40,980,059)       1,380,773,083

TOTAL SHAREHOLDER'S EQUITY/(DEFICIT)                (1,313,980)        (450,796,367)

                                                -----------------------------------
TOTAL LIABILITIES AND EQUITY/(DEFICIT)             (42,294,039)         929,976,716
                                                ===================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARIES
SCHEDULE OF PRE PETITION LIABILITIES
AS OF DECEMBER 2, 2001
(IN U.S. $'S)

                                            --------------------------------------------------------------------------------------
                                               POLAROID      POLAROID LATIN     POLAROID ASIA                          POLAROID
                                             CORPORATION      AMERICA CORP.      PACIFIC LTD.     INNER CITY, INC.   EYEWEAR, INC.
                                            --------------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                               330,400,000                 -                  -                  -               -
     Other secured debt                                 -                 -                  -                  -               -
     Current Long-Term Debt                   573,900,990                 -                  -                  -               -
                                            --------------------------------------------------------------------------------------
PRE-PETITION NOTES                            904,300,990                 -                  -                  -               -

Pre-Petition Payables
     Trade Accounts Payable                    74,580,759         1,154,439                  -             82,497               -
     Interco Payables-US to Foreign            75,398,209                 -              6,248                  -       2,893,834
     Interco Payables-Foreign to US                     -         3,805,263                  -                  -               -
     Interco Payables-Domestic Subs               277,909                 -          1,269,607         12,686,450       5,561,569
     Interco Payables-Foreign Subs                      -        22,482,608                  -                  -               -
                                            --------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                   150,256,877        27,442,310          1,275,855         12,768,947       8,455,403

Pre-Petition Accruals:
     Reserve Restructuring                     20,807,066                 -                  -                  -               -
     Accrued Payroll & Related Expenses        27,219,870                 -             64,705                  -               -
     Accrued Tax & Gov't Accounts                       -                 -                  -                  -               -
     Accrued Income Taxes                      (3,253,172)                -                  -                  -               -
     Deferred Income Tax - Current                      -                 -                  -                  -               -
     Accrued Warranty                             637,858                 -                  -                  -               -
     Other Accrued Liabilities                 95,869,100                 -                  -            456,254         100,000
     Post-Retirement Medical                    1,430,293                 -                  -                  -               -
     Post-Employment Benefits                   4,500,000                 -                  -                  -               -
     Other Accrued Taxes                       11,128,747                 -                  -                  -               -
                                            --------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                   158,339,762                 -             64,705            456,254         100,000

                                            --------------------------------------------------------------------------------------
TOTAL CURRENT PRE-PETITION LIABILITIES      1,212,897,628        27,442,310          1,340,560         13,225,201       8,555,403
                                            --------------------------------------------------------------------------------------

NON-CURRENT PRE-PETITION LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                            -                 -                  -                  -               -
     Post-Employment Benefits                  43,419,915                 -                  -                  -               -
     Long-Term Debt                                     -                 -                  -                  -               -
     Deferred Taxes                            13,000,000                 -                  -                  -               -
     Other                                     19,646,902                 -                  -                  -               -
                                            --------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES     76,066,816                 -                  -                  -               -

                                            --------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES              1,288,964,445        27,442,310          1,340,560         13,225,201       8,555,403
                                            ======================================================================================

                                            --------------------------------------------------------------------------------------
                                             POLAROID DIGITAL    POLAROID ID       POLAROID          SUB DEBT           PRD
                                              SOLUTIONS, INC.   SYSTEMS, INC.   MALAYSIA, LTD.    PARTNERS CORP.  INVESTMENT, INC.
                                            --------------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                             -               -                -                 -                 -
     Other secured debt                                     -               -                -                 -                 -
     Current Long-Term Debt                                 -               -                -                 -                 -
                                            --------------------------------------------------------------------------------------
PRE-PETITION NOTES                                          -               -                -                 -                 -

Pre-Petition Payables
     Trade Accounts Payable                                 -         703,612                -                 -                 -
     Interco Payables-US to Foreign                         -               -                -                 -                 -
     Interco Payables-Foreign to US                         -               -                -                 -                 -
     Interco Payables-Domestic Subs                         -               -                -                 -               294
     Interco Payables-Foreign Subs                          -               -          169,684                 -                 -
                                            --------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                 -         703,612          169,684                 -               294

Pre-Petition Accruals:
     Reserve Restructuring                                  -               -                -                 -                 -
     Accrued Payroll & Related Expenses                     -               -            3,033                 -                 -
     Accrued Tax & Gov't Accounts                           -               -                -                 -                 -
     Accrued Income Taxes                                   -         113,354          214,766                 -                 -
     Deferred Income Tax - Current                          -               -                -                 -                 -
     Accrued Warranty                                       -               -              723                 -                 -
     Other Accrued Liabilities                              -       1,762,341           88,106               673                 -
     Post-Retirement Medical                                -               -                -                 -                 -
     Post-Employment Benefits                               -               -                -                 -                 -
     Other Accrued Taxes                                    -               -                -                 -                 -
                                            --------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                 -       1,875,695          306,628               673                 -

                                            --------------------------------------------------------------------------------------
TOTAL CURRENT PRE-PETITION LIABILITIES                      -       2,579,307          476,312               673               294
                                            --------------------------------------------------------------------------------------

NON-CURRENT PRE-PETITION LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                -               -                -                 -                 -
     Post-Employment Benefits                               -               -                -                 -                 -
     Long-Term Debt                                         -               -                -                 -                 -
     Deferred Taxes                                         -               -                -                 -                 -
     Other                                                  -               -                -                 -                 -
                                            --------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                  -               -                -                 -                 -

                                            --------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                              -       2,579,307          476,312               673               294
                                            ======================================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARIES
SCHEDULE OF PRE PETITION LIABILITIES
AS OF DECEMBER 2, 2001
(IN U.S. $'S)

                                            --------------------------------------------------------------------------------------
                                                                                                                  POLAROD ASIA
                                                  PRD         POLAROID MEMORIAL     POLAROID                       PACIFIC
                                             CAPITAL, INC.        DRIVE LLC      PARTNERS, INC.   POLINT, INC. INTERNATIONAL, INC.
                                            --------------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                          -                    -               -             -                    -
     Other secured debt                                  -                    -               -             -                    -
     Current Long-Term Debt                              -                    -               -             -                    -
                                            --------------------------------------------------------------------------------------
PRE-PETITION NOTES                                       -                    -               -             -                    -

Pre-Petition Payables
     Trade Accounts Payable                              -                    -               -             -                    -
     Interco Payables-US to Foreign                      -                    -               -             -                7,572
     Interco Payables-Foreign to US                      -                    -               -             -                    -
     Interco Payables-Domestic Subs                    806                    -             950         1,957              232,739
     Interco Payables-Foreign Subs                       -                    -               -             -                    -
                                            --------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                            806                    -             950         1,957              240,311

Pre-Petition Accruals:
     Reserve Restructuring                               -                    -               -             -                    -
     Accrued Payroll & Related Expenses                  -                    -               -             -               29,487
     Accrued Tax & Gov't Accounts                        -                    -               -             -                    -
     Accrued Income Taxes                                -                    -               -             -                    -
     Deferred Income Tax - Current                       -                    -               -             -                    -
     Accrued Warranty                                    -                    -               -             -                    -
     Other Accrued Liabilities                           -                    -               -             -               14,982
     Post-Retirement Medical                             -                    -               -             -                    -
     Post-Employment Benefits                            -                    -               -             -                    -
     Other Accrued Taxes                                 -                    -               -             -                    -
                                            --------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                              -                    -               -             -               44,469

                                            --------------------------------------------------------------------------------------
TOTAL CURRENT PRE-PETITION LIABILITIES                 806                    -             950         1,957              284,780
                                            --------------------------------------------------------------------------------------

NON-CURRENT PRE-PETITION LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                             -                    -               -             -                    -
     Post-Employment Benefits                            -                    -               -             -                    -
     Long-Term Debt                                      -                    -               -             -                    -
     Deferred Taxes                                      -                    -               -             -                    -
     Other                                               -                    -               -             -                    -
                                            --------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES               -                    -               -             -                    -

                                            --------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                         806                    -             950         1,957              284,780
                                            ======================================================================================

                                            -----------------------------------------------------------------------------
                                                         INTERNATIONAL     MAG MEDIA,    POLAROID EYEWEAR    POLAROID DRY
                                             PMC, INC.   POLAROID CORP.     LIMITED       FAR EAST INC.       IMAGING LLC
                                            -----------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                       -               -              -                  -               -
     Other secured debt                               -               -              -                  -               -
     Current Long-Term Debt                           -               -              -                  -               -
                                            -----------------------------------------------------------------------------
PRE-PETITION NOTES                                    -               -              -                  -               -

Pre-Petition Payables
     Trade Accounts Payable                           -               -              -                  -               -
     Interco Payables-US to Foreign                   -               -              -                  -               -
     Interco Payables-Foreign to US                   -               -              -                  -               -
     Interco Payables-Domestic Subs           1,225,438               -     10,216,564                  -               -
     Interco Payables-Foreign Subs                    -               -              -                  -               -
                                            -----------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                   1,225,438               -     10,216,564                  -               -

Pre-Petition Accruals:
     Reserve Restructuring                            -               -              -                  -               -
     Accrued Payroll & Related Expenses               -               -              -                  -               -
     Accrued Tax & Gov't Accounts                     -               -              -                  -               -
     Accrued Income Taxes                           228               -              -                  -               -
     Deferred Income Tax - Current                    -               -              -                  -               -
     Accrued Warranty                                 -               -              -                  -               -
     Other Accrued Liabilities                        -               -              -                  -               -
     Post-Retirement Medical                          -               -              -                  -               -
     Post-Employment Benefits                         -               -              -                  -               -
     Other Accrued Taxes                              -               -              -                  -               -
                                            -----------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                         228               -              -                  -               -

                                            -----------------------------------------------------------------------------
TOTAL CURRENT PRE-PETITION LIABILITIES        1,225,666               -     10,216,564                  -               -
                                            -----------------------------------------------------------------------------

NON-CURRENT PRE-PETITION LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                          -               -              -                  -               -
     Post-Employment Benefits                         -               -              -                  -               -
     Long-Term Debt                                   -               -              -                  -               -
     Deferred Taxes                                   -               -              -                  -               -
     Other                                            -               -              -                  -               -
                                            -----------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES            -               -              -                  -               -

                                            -----------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                1,225,666               -     10,216,564                  -               -
                                            =============================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARIES
SCHEDULE OF PRE PETITION LIABILITIES
AS OF DECEMBER 2, 2001
(IN U.S. $'S)

                                            -------------------------------------------------------------------------------------
                                                POLAROID
                                                 ONLINE          SUBTOTAL                          WORLDWIDE
                                             SERVICES, INC.                     US ADJUSTMENTS    ADJUSTMENTS           TOTAL
                                            -------------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                          -       330,400,000                 -               -        330,400,000
     Other secured debt                                  -                 -                 -               -                  -
     Current Long-Term Debt                              -       573,900,990                 -               -        573,900,990
                                            -------------------------------------------------------------------------------------
PRE-PETITION NOTES                                       -       904,300,990                 -               -        904,300,990

Pre-Petition Payables
     Trade Accounts Payable                              -        76,521,307                 -               -         76,521,307
     Interco Payables-US to Foreign                      -        78,305,863                 -      (5,448,637)        72,857,226
     Interco Payables-Foreign to US                      -         3,805,263                 -      (3,805,263)                (0)
     Interco Payables-Domestic Subs                      -        31,474,283         1,476,825     (32,951,108)                (0)
     Interco Payables-Foreign Subs                       -        22,652,292                 -               -         22,652,292
                                            -------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                              -       212,759,008         1,476,825     (42,205,008)       172,030,825

Pre-Petition Accruals:
     Reserve Restructuring                               -        20,807,066                 -               -         20,807,066
     Accrued Payroll & Related Expenses                  -        27,317,095                 -               -         27,317,095
     Accrued Tax & Gov't Accounts                        -                 -                 -               -                  -
     Accrued Income Taxes                                -        (2,924,824)                -               -         (2,924,824)
     Deferred Income Tax - Current                       -                 -                 -               -                  -
     Accrued Warranty                                    -           638,581                 -               -            638,581
     Other Accrued Liabilities                           -        98,291,456          (458,143)              -         97,833,313
     Post-Retirement Medical                             -         1,430,293                 -               -          1,430,293
     Post-Employment Benefits                            -         4,500,000                 -               -          4,500,000
     Other Accrued Taxes                                 -        11,128,747                 -               -         11,128,747
                                            -------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                              -       161,188,414          (458,143)              -        160,730,271

                                            -------------------------------------------------------------------------------------
TOTAL CURRENT PRE-PETITION LIABILITIES                   -     1,278,248,411         1,018,682     (42,205,008)     1,237,062,085
                                            -------------------------------------------------------------------------------------

NON-CURRENT PRE-PETITION LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                             -                 -                 -               -                  -
     Post-Employment Benefits                            -        43,419,915                 -               -         43,419,915
     Long-Term Debt                                      -                 -                 -               -                  -
     Deferred Taxes                                      -        13,000,000                 -               -         13,000,000
     Other                                               -        19,646,902                 -               -         19,646,902
                                            -------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES               -        76,066,816                 -               -         76,066,816

                                            -------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                           -     1,354,315,227         1,018,682     (42,205,008)     1,313,128,901
                                            =====================================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH DECEMBER 2, 2001
(IN U.S. $ THOUSANDS)

                                                                                                  POLAROID LATIN    POLAROID ASIA
                                                                              POLAROID CORP.       AMERICA CORP.     PACIFIC LTD.
                                                                           ------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES

Net earnings / (loss)                                                                (31,783)               (745)            (60)
Depreciation of property, plant and equipment                                         11,934                  36               -
(Increase) / decrease in receivables                                                 (33,357)              4,914               -
(Increase) / decrease in inventories                                                  32,857                 276               -
(Increase) / decrease in prepaids and other assets                                      (295)                 (4)             12
Increase / (decrease) in payables and accruals                                        49,815              (2,199)          1,318
Increase / (decrease) in compensation and benefits                                     4,109                 (74)              -
Increase / (decrease) in federal, state and foreign income taxes                          (8)                  -               -
Gain on the sale of real estate                                                            -                   -               -
Other non-cash items                                                                   1,910                (552)              -

                                                                           ------------------------------------------------------
Net cash used (provided) by operating activities                                      35,182               1,653           1,270

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                                                  4,614                 616          (1,270)
Additions to property, plant and equipment                                            (1,407)                 (8)              -
Proceeds from the sales of property, plant and equipment                                                       -               -

                                                                           ------------------------------------------------------
Net cash provided / (used) by investing activities                                     3,207                 608          (1,270)

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in short-term debt (maturities 90 days or less)              1,982                   -               -
Return of capital payments to shareholders                                                 -                   -               -

                                                                           ------------------------------------------------------
Net cash provided by financing activities                                              1,982                   -               -

Effect of exchange rate changes on cash                                               (1,025)

Net increase / (decrease) in cash and cash equivalents                                39,346               2,261               -

Cash and cash equivalents at beginning of period                                      34,188                 778              15

Cash and cash equivalents at end of period                                            73,534               3,039              15

                                                                                                                   POLAROID
                                                                                                 POLAROID          DIGITAL
                                                                            INNER CITY, INC.   EYEWEAR, INC.   SOLUTIONS, INC.
                                                                          ----------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES

Net earnings / (loss)                                                                    -              (40)             184
Depreciation of property, plant and equipment                                            -                -               18
(Increase) / decrease in receivables                                                     -                -               69
(Increase) / decrease in inventories                                                     -                -               (8)
(Increase) / decrease in prepaids and other assets                                       -                -                -
Increase / (decrease) in payables and accruals                                           -               40               57
Increase / (decrease) in compensation and benefits                                       -                -             (104)
Increase / (decrease) in federal, state and foreign income taxes                         -                -                -
Gain on the sale of real estate                                                          -                -                -
Other non-cash items                                                                     -                -

                                                                          ----------------------------------------------------
Net cash used (provided) by operating activities                                         -                -              216

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                                                    -                -                -
Additions to property, plant and equipment                                               -                -               (2)
Proceeds from the sales of property, plant and equipment                                 -                -                -

                                                                          ----------------------------------------------------
Net cash provided / (used) by investing activities                                       -                -               (2)

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in short-term debt (maturities 90 days or less)                -                -                -
Return of capital payments to shareholders                                               -                -             (400)

                                                                          ----------------------------------------------------
Net cash provided by financing activities                                                -                -             (400)

Effect of exchange rate changes on cash

Net increase / (decrease) in cash and cash equivalents                                   -                -             (186)

Cash and cash equivalents at beginning of period                                         9                -              557

Cash and cash equivalents at end of period                                               9                -              371

                                                                             POLAROID ID         POLAROID         SUB DEBT
                                                                            SYSTEMS, INC.     MALAYSIA, LTD.    PARTNERS CORP.
                                                                          ----------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES

Net earnings / (loss)                                                             2,778                  40                 -
Depreciation of property, plant and equipment                                       729                   0                 -
(Increase) / decrease in receivables                                             (2,099)                 48                 -
(Increase) / decrease in inventories                                                849                   -                 -
(Increase) / decrease in prepaids and other assets                                   11                   2                 -
Increase / (decrease) in payables and accruals                                      147                  77                 -
Increase / (decrease) in compensation and benefits                                    -                  (1)                -
Increase / (decrease) in federal, state and foreign income taxes                     25                  (1)                -
Gain on the sale of real estate                                                       -                   -                 -
Other non-cash items                                                                 46                                     -

                                                                          ----------------------------------------------------
Net cash used (provided) by operating activities                                  2,486                 165                 -

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                                                 -                   -                 -
Additions to property, plant and equipment                                         (273)                  -                 -
Proceeds from the sales of property, plant and equipment                              -                   -                 -

                                                                          ----------------------------------------------------
Net cash provided / (used) by investing activities                                 (273)                  -                 -

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in short-term debt (maturities 90 days or less)             -                   -                 -
Return of capital payments to shareholders                                            -                   -                 -

                                                                          ----------------------------------------------------
Net cash provided by financing activities                                             -                   -                 -

Effect of exchange rate changes on cash

Net increase / (decrease) in cash and cash equivalents                            2,213                 165                 -

Cash and cash equivalents at beginning of period                                     18                  57                 -

Cash and cash equivalents at end of period                                        2,231                 221                 -

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH DECEMBER 2, 2001
(IN U.S. $ THOUSANDS)

                                                                                                            POLAROID
                                                                                PRD             PRD         MEMORIAL     POLAROID
                                                                          INVESTMENT, INC.  CAPITAL, INC.  DRIVE LLC  PARTNERS, INC.
                                                                          ----------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES

Net earnings / (loss)                                                                    -             -           -             -
Depreciation of property, plant and equipment                                            -             -           -             -
(Increase) / decrease in receivables                                                     -             -           -             -
(Increase) / decrease in inventories                                                     -             -           -             -
(Increase) / decrease in prepaids and other assets                                       -             -           -             -
Increase / (decrease) in payables and accruals                                           0             -           -             -
Increase / (decrease) in compensation and benefits                                       -             -           -             -
Increase / (decrease) in federal, state and foreign income taxes                         -             -           -             -
Gain on the sale of real estate                                                          -             -           -             -
Other non-cash items                                                                     -             -           -             -

                                                                          ----------------------------------------------------------
Net cash used (provided) by operating activities                                         0             -           -             -

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                                                   (0)            -           -             -
Additions to property, plant and equipment                                               -             -           -             -
Proceeds from the sales of property, plant and equipment                                 -             -           -             -

                                                                          ----------------------------------------------------------
Net cash provided / (used) by investing activities                                      (0)            -           -             -

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in short-term debt (maturities 90 days or less)                -             -           -             -
Return of capital payments to shareholders                                               -             -           -             -

                                                                          ----------------------------------------------------------
Net cash provided by financing activities                                                -             -           -             -

Effect of exchange rate changes on cash

Net increase / (decrease) in cash and cash equivalents                                   0             -           -             -

Cash and cash equivalents at beginning of period                                         1             1           -             -

Cash and cash equivalents at end of period                                               1             1           -             -

                                                                           POLAROID      POLAROID ASIA                INTERNATIONAL
                                                                         INTERNATIONAL   PACIFIC INT'L     PMC, INC.  POLAROID CORP.
                                                                        ------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES

Net earnings / (loss)                                                              -                -             -              -
Depreciation of property, plant and equipment                                      -               (1)            -              -
(Increase) / decrease in receivables                                               -             (100)            -              -
(Increase) / decrease in inventories                                               -                -             -              -
(Increase) / decrease in prepaids and other assets                                 -               70             -              -
Increase / (decrease) in payables and accruals                                     -               62             -              -
Increase / (decrease) in compensation and benefits                                 -              (44)            -              -
Increase / (decrease) in federal, state and foreign income taxes                   -                -             -              -
Gain on the sale of real estate                                                    -                -             -              -
Other non-cash items                                                               -                3             -              -

                                                                        ------------------------------------------------------------
Net cash used (provided) by operating activities                                   -              (11)            -              -

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                                              -                -             -              -
Additions to property, plant and equipment                                         -                -             -              -
Proceeds from the sales of property, plant and equipment                           -                -             -              -

                                                                        ------------------------------------------------------------
Net cash provided / (used) by investing activities                                 -                -             -              -

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in short-term debt (maturities 90 days
  or less)                                                                         -                -             -              -
Return of capital payments to shareholders                                         -                -             -              -

                                                                        ------------------------------------------------------------
Net cash provided by financing activities                                          -                -             -              -

Effect of exchange rate changes on cash

Net increase / (decrease) in cash and cash equivalents                             -              (11)            -              -

Cash and cash equivalents at beginning of period                                   -              198             -              -

Cash and cash equivalents at end of period                                         -              187             -              -

                                                                                            POLAROID
                                                                                             EYEWEAR
                                                                        MAG MEDIA, LTD.   FAR EAST INC.
                                                                        -------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES

Net earnings / (loss)                                                                 -            -
Depreciation of property, plant and equipment                                         -            -
(Increase) / decrease in receivables                                                  -            -
(Increase) / decrease in inventories                                                  -            -
(Increase) / decrease in prepaids and other assets                                    -            -
Increase / (decrease) in payables and accruals                                        -            -
Increase / (decrease) in compensation and benefits                                    -            -
Increase / (decrease) in federal, state and foreign income taxes                      -            -
Gain on the sale of real estate                                                       -            -
Other non-cash items                                                                  -            -

                                                                       --------------------------------
Net cash used (provided) by operating activities                                      -            -

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                                                 -            -
Additions to property, plant and equipment                                            -            -
Proceeds from the sales of property, plant and equipment                              -            -

                                                                       --------------------------------
Net cash provided / (used) by investing activities                                    -            -

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in short-term debt (maturities 90 days
  or less)                                                                            -            -
Return of capital payments to shareholders                                            -            -

                                                                       --------------------------------
Net cash provided by financing activities                                             -            -

Effect of exchange rate changes on cash

Net increase / (decrease) in cash and cash equivalents                                -            -

Cash and cash equivalents at beginning of period                                      -            -

Cash and cash equivalents at end of period                                            -            -

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH DECEMBER 2, 2001
(IN U.S. $ THOUSANDS)

                                                                       POLAROID DRY    POL. ONLINE    TOTAL BEFORE
                                                                        IMAGING LLC   SERVICES, INC.  ELIMINATIONS
                                                                       --------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES

Net earnings / (loss)                                                             -              -         (29,626)
Depreciation of property, plant and equipment                                     -              -          12,716
(Increase) / decrease in receivables                                              -              -         (30,524)
(Increase) / decrease in inventories                                              -              -          33,974
(Increase) / decrease in prepaids and other assets                                -              -            (204)
Increase / (decrease) in payables and accruals                                    -              -          49,317
Increase / (decrease) in compensation and benefits                                -              -           3,886
Increase / (decrease) in federal, state and foreign income taxes                  -              -              16
Gain on the sale of real estate                                                   -              -               -
Other non-cash items                                                              -              -           1,407
                                                                                                                 -
                                                                       --------------------------------------------
Net cash used (provided) by operating activities                                  -              -          40,961

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                                             -              -           3,960
Additions to property, plant and equipment                                        -              -          (1,689)
Proceeds from the sales of property, plant and equipment                          -              -               -
                                                                                                                 -
                                                                       --------------------------------------------
Net cash provided / (used) by investing activities                                -              -           2,271

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in short-term debt (maturities 90 days
  or less)                                                                        -              -           1,982
Return of capital payments to shareholders                                        -              -            (400)

                                                                       --------------------------------------------
Net cash provided by financing activities                                         -              -           1,582

Effect of exchange rate changes on cash                                                                     (1,025)

Net increase / (decrease) in cash and cash equivalents                            -              -          43,789

Cash and cash equivalents at beginning of period                                  -              -          35,821

Cash and cash equivalents at end of period                                        -              -          79,609

                                                                            ELIMINATIONS           TOTAL
                                                                           ------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES

Net earnings / (loss)                                                               502           (29,124)
Depreciation of property, plant and equipment                                       523            13,239
(Increase) / decrease in receivables                                             (4,677)          (35,201)
(Increase) / decrease in inventories                                                 35            34,009
(Increase) / decrease in prepaids and other assets                                   10              (194)
Increase / (decrease) in payables and accruals                                    1,535            50,852
Increase / (decrease) in compensation and benefits                                    0             3,886
Increase / (decrease) in federal, state and foreign income taxes                 (1,068)           (1,052)
Gain on the sale of real estate                                                                         -
Other non-cash items                                                                548             1,955

                                                                            -----------------------------
Net cash used (provided) by operating activities                                 (2,591)           38,370

CASH FLOWS FROM INVESTING ACTIVITIES

(Increase) / decrease in other assets                                             1,501             5,461
Additions to property, plant and equipment                                            0            (1,689)
Proceeds from the sales of property, plant and equipment

                                                                           ------------------------------
Net cash provided / (used) by investing activities                                1,334             3,772

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase / (decrease) in short-term debt (maturities 90 days or less)             -             1,982
Return of capital payments to shareholders                                          400                 -

                                                                           ------------------------------
Net cash provided by financing activities                                           400             1,982

Effect of exchange rate changes on cash                                               -            (1,025)

Net increase / (decrease) in cash and cash equivalents                              690            43,099

Cash and cash equivalents at beginning of period                                    689            36,510

Cash and cash equivalents at end of period                                            0            79,609


                  POLAROID CORPORATION AND DEBTOR SUBSIDIARIES
            STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS - PER BANKS
                   PERIOD FROM OCTOBER 12 TO DECEMBER 2, 2001


                                                                                Beg Bank
ACCOUNT NAME                                                Account #            Balance            Receipts          Disbursements
                                                            ---------           ----------          --------          -------------
WACHOVIA
     General Disbursement                                        7505458    $     52,551.45    $   4,441,599.08    $   4,319,779.45
     Travel & Expense (old system)                               7509825    $          0.00
     Tax Disbursement                                            7511882    $          0.00    $   2,354,934.91    $   2,354,934.91
     Lockbox                                                    15907247    $  1,021,434.71    $   2,210,369.48    $   2,867,921.19
FLEET
     Patent                                                     83049217    $     25,870.28    $      11,910.00    $      17,300.00
     Concentration                                              32590001    $    824,239.42    $  60,671,514.70    $  40,735,293.24
     Concentration Overnite Sweep                             9427756246    $          0.00    $ 272,162,793.46    $ 250,341,306.43
     Vinnet Disbursement (T & E)                                80069410    $          0.00    $     928,800.11    $     928,800.11
     Maine Check Disbursement                                   80216871    $          0.00    $  11,795,563.05    $  11,795,563.05
     Lockbox                                                  9429125472    $          0.00    $  71,384,183.19    $  69,775,604.46
     Payroll                                                    80133971    $  1,778,384.29    $  13,226,386.70    $  13,508,930.63
     Customer Care                                              77132000    $     15,000.00    $     823,499.89    $     823,499.89
     Company Store                                                 15172    $      7,457.00    $     185,966.36    $     188,423.36
     Merchant Account                                           86181309    $      1,000.00    $      28,081.58    $      28,081.58
     Merchant Account                                           54274314    $      1,000.00    $      10,833.67    $      10,833.67
     Dealer Refund
     Inner City

CITIZENS                                                      1130426359    $     48,048.00    $  47,764,272.71    $  47,764,224.71
BANKONE
     Concentration                                               5256666    $  1,955,025.77    $  38,921,124.42    $  40,016,559.16
     Lockbox                                                     5183928    $          0.00    $   2,120,302.62    $           0.00
PITTSBURG NATIONAL BANK
     Lockbox                                                    11035209    $  2,868,463.67    $   2,556,119.75    $           0.00
BANK OF AMERICA
     Lockbox                                                   180105585    $  1,850,155.18    $     941,228.64    $           0.00

DREYFUS
     Money Market Fund                                         981023427    $    312,001.00    $  10,900,000.00    $  10,900,000.00
CHASE
     Investment - sweep account                                904821250    $          0.00    $      11,149.99    $           0.00
STATE STREET
     Polaroid Stock Liquidity Fund                                  YVy9    $    130,576.57    $   1,360,425.28    $   1,280,102.30

NATIONAL CITY
     Polaroid ID Systems - General Disb                        301485382    $   (170,481.96)   $   2,089,922.91    $   1,251,105.96
     Polaroid ID Systems - Payroll                           20000001002    $  1,707,096.79    $   2,332,028.78    $   3,864,826.66
NATIONAL BANK OF DETROIT
     Polaroid Digital Solutions                             895000050818    $    689,138.07    $     473,551.59    $     796,056.12

                                                                            ---------------    ----------------    ----------------
     TOTALS                                                                 $ 13,116,960.24    $ 549,706,562.87    $ 503,569,146.88

DEUTSCHE BANK OF MALAYSIA
     Polaroid Malaysia Limited                                  80275000    $     29,791.67    $           0.00    $      12,643.86
MAYBANK
     Polaroid Malaysia Limited                               14301310580    $     48,542.10    $     222,622.34    $      66,181.18

DEUTSCHE BANK - HONG KONG BRANCH
     Polaroid Asia Pacific International Inc                    97543000    $    184,214.70    $      92,337.70    $      69,725.38
DEUTSCHE BANK NEW DELHI BRANCH
     Polaroid Asia Pacific International Inc
     India Liaison Office                                     1507276009    $     31,120.36    $       2,050.04    $      45,082.57

SUNTRUST BANK, MIAMI
     Polaroid Latin America                                  45007335387    $    188,200.25    $   2,254,592.73    $   2,008,019.37

POPULAR DE PUERTO RICO
     Polaroid Puerto Rico                                        2402893    $    343,639.05    $   2,182,382.55    $     115,019.23

DEUTSCHE BANK
     Polaroid Corp acct                                                     $ 14,880,000.00    $   9,338,000.00    $  14,871,000.00

ABN AMRO
     Polaroid Corp acct                                                     $    951,000.00    $     131,000.00    $           0.00

                                                                            ---------------    ----------------    ----------------
                                                                            $ 29,773,468.37    $ 563,929,548.23    $ 520,756,818.46
                                                                            ===============    ================    ================

                                                                               Other
                                                            Bank               Reconciling          End Bank          Deposits
ACCOUNT NAME                                                Transfers          Items                Balance           In Transits
                                                            ---------          -----------          ---------
WACHOVIA
     General Disbursement                                                                      $     174,371.08
     Travel & Expense (old system)                                                             $           0.00
     Tax Disbursement                                                                          $           0.00
     Lockbox                                                                                   $     363,883.00
FLEET
     Patent                                                                                    $      20,480.28
     Concentration                                      $ (17,850,814.88)                      $   2,909,646.00
     Concentration Overnite Sweep                                                              $  21,821,487.03
     Vinnet Disbursement (T & E)                                                               $           0.00
     Maine Check Disbursement                                                                  $           0.00
     Lockbox                                                                                   $   1,608,578.73
     Payroll                                                                                   $   1,495,840.36
     Customer Care                                                                             $      15,000.00
     Company Store                                                                             $       5,000.00
     Merchant Account                                                                          $       1,000.00
     Merchant Account                                                                          $       1,000.00
     Dealer Refund
     Inner City

CITIZENS                                                                                       $      48,096.00
BANKONE
     Concentration                                                                             $     859,591.03
     Lockbox                                            $  (2,120,302.62)                      $           0.00
PITTSBURG NATIONAL BANK
     Lockbox                                            $  (5,424,583.42)                      $           0.00
BANK OF AMERICA
     Lockbox                                            $  (2,791,383.82)                      $           0.00

DREYFUS
     Money Market Fund                                  $    (312,001.00)                      $           0.00
CHASE
     Investment - sweep account                         $  30,000,000.00                       $  30,011,149.99
STATE STREET
     Polaroid Stock Liquidity Fund                                                             $     210,899.55

NATIONAL CITY
     Polaroid ID Systems - General Disb                                                        $     668,334.99
     Polaroid ID Systems - Payroll                                                             $     174,298.91
NATIONAL BANK OF DETROIT
     Polaroid Digital Solutions                                                                $     366,633.54

                                                        ----------------   ---------------     ----------------
     TOTALS                                             $   1,500,914.26   $          0.00     $  60,755,290.49

DEUTSCHE BANK OF MALAYSIA
     Polaroid Malaysia Limited                          $     134,210.53                       $     151,358.34
MAYBANK
     Polaroid Malaysia Limited                          $    -134,210.53                       $      70,772.74

DEUTSCHE BANK - HONG KONG BRANCH
     Polaroid Asia Pacific International Inc            $     -26,837.07                       $     179,989.95
DEUTSCHE BANK NEW DELHI BRANCH
     Polaroid Asia Pacific International Inc
     India Liaison Office                               $      25,608.19                       $      13,696.03

SUNTRUST BANK, MIAMI
     Polaroid Latin America                             $    -200,914.26                       $     233,859.35

POPULAR DE PUERTO RICO
     Polaroid Puerto Rico                               $  -1,300,000.00                       $   1,111,002.37

DEUTSCHE BANK
     Polaroid Corp acct                                 $     601,228.87   $  8,282,771.13     $  18,231,000.00

ABN AMRO
     Polaroid Corp acct                                 $    -600,000.00   $     -9,000.00     $     473,000.00

                                                        ----------------   ----------------    -----------------
                                                        $           0.00   $  8,273,771.13     $  81,219,969.27
                                                        ================   ================    =================

                              [JPMORGANCHASE LOGO]

JPMORGAN CHASE BANK                               OVERNIGHT INVESTMENT STATEMENT

CURRENT PERIOD ACTIVITY                                            IN US DOLLARS
                                                                        AIP

------------------------------------------------------------------------------------------------------------------------------------


  POLAROID CORPORATION DIP                          INVESTMENT VEHICLE:  JPMC COMMERCIAL PAPER
  DENNIS O 'LEARY                                              TRIGGER:                 100.00
  POLAROID CORPORATION DIP                           INITIAL INCREMENT:                   1.00         PAGE NUMBER:          2 of 2
  265 MAIN STREET W3-3                           SUBSEQUENT INCREMENTS:                   1.00            MONTH OF: NOVEMBER,  2001
  WALTHAM MA 02451                                                 CAP:          20,000,000.00

  ACCOUNT NUMBER: 904-821250

                                                                           INVESTMENTS
                                                        ---------------------------------------------------
                                                          ADJUSTED                  ADJUSTED
                            BACKVALUE       ADJUSTED     INVESTMENT  INVESTMENT    INVESTEMENT   INVESTMENT
DATE        BALANCE        ADJUSTMENTS      BALANCE        AMOUNT      AMOUNT       INTEREST      INTEREST
-----------------------------------------------------------------------------------------------------------
11/15     20,000,000.00          0.00   20,000,000.00   19,999,900    19,999,900        872.22       872.22
11/16     30,000,872.22          0.00   30,000,872.22   20,000,000    20,000,000        738.89       738.89
11/17     30,000,872.22          0.00   30,000,872.22   20,000,000    20,000,000        738.89       738.89
11/18     30,000,872.22          0.00   30,000,872.22   20,000,000    20,000,000        738.89       738.89
11/19     30,003,088.09          0.00   30,003,088.89   20,000,000    20,000,000        755.56       755.56
11/20     30,003,844.45          0.00   30,003,844.45   20,000,000    20,000,000        733.33       733.33
11/21     30,004,577.78          0.00   30,004,577.78   20,000,000    20,000,000        711.11       711.11
11/22     30,004,577.78          0.00   30,004,577.78   20,000,000    20,000,000        711.11       711.11
11/23     30,006,000.00          0.00   30,006,000.00   20,000,000    20,000,000        683.33       683.33
11/24     30,006,000.00          0.00   30,006,000.00   20,000,000    20,000,000        683.33       683.33
11/25     30,006,000.00          0.00   30,006,000.00   20,000,000    20,000,000        683.33       683.33
11/26     30,008,049.99          0.00   30,008,049.99   20,000,000    20,000,000        772.22       772.22
11/27     30,008,822.21          0.00   30,008,822.21   20,000,000    20,000,000        755.56       755.56
11/28     30,009,577.77          0.00   30,009,577.77   20,000,000    20,000,000        772.22       772.22
11/29     30,010,349.99          0.00   30,010,349.99   20,000,000    20,000,000        800.00       800.00
11/30     30,011,149.99          0.00   30,011,149.99   20,000,000    20,000,000        783.33       783.33
                                                                                   -----------   ----------
TOTALS:                                                                              11,933.32    11,933.32

                   OVERDRAFTS
          ---------------------------
                             ADJUSTED      EARNINGS/
           OVERDRAFT        OVERDRAFT     OVERDRAFT
DATE        INTEREST         INTEREST       RATE
-----------------------------------------------------
11/15           0.00             0.00          1.5700%
11/16           0.00             0.00          1.3300%
11/17           0.00             0.00          1.3300%
11/18           0.00             0.00          1.3300%
11/19           0.00             0.00          1.3600%
11/20           0.00             0.00          1.3200%
11/21           0.00             0.00          1.2800%
11/22           0.00             0.00          1.2800%
11/23           0.00             0.00          1.2300%
11/24           0.00             0.00          1.2300%
11/25           0.00             0.00          1.2300%
11/26           0.00             0.00          1.3910%
11/27           0.00             0.00          1.3600%
11/28           0.00             0.00          1.3900%
11/29           0.00             0.00          1.4400%
11/30           0.00             0.00          1.4100%
          ----------       ----------
TOTALS:         0.00             0.00

POLAROID CORPORATION
PAYROLL TAXES
FOR THE PERIOD OCT 12, 2001 THRU DEC 2, 2001

PAYROLL DATE       ACCRUED          PAID             DUE/(OVERPAID)
-------------      --------         ----             --------------
Nov Begin Bal                                                          $   0.00
       10/25/01    $ 2,284,812.18   $ 2,285,107.11   $      (294.93)
        11/8/01    $ 2,290,259.06   $ 2,289,456.66   $       802.40
       11/20/01    $ 2,046,188.47   $ 2,046,188.47   $         0.00
Nov End Bal                                                            $ 507.47

POLAROID CORPORATION
STATEMENT OF OPERATIONS AND TAXES
FOR THE PERIOD 10/12/01 - 12/02/01
(IN U.S.$'S)

DEBTOR NAME:                     POLAROID CORPORATION
CASE NO:                               01-10864

ACCOUNT             BEGINNING    AMOUNT     PAYMENTS/   ENDING
DESCRIPTION          BALANCE    INCURRED    DEPOSITS    BALANCE
---------------------------------------------------------------

INCOME TAXES
PAYABLE (Acct. #
21610003)                   -      2,217       2,217          -
FRANCHISE TAXES
PAYABLE (Acct. #
21380202                    -      7,421       7,421          -

PERSONAL PROPERTY
TAXES PAYABLE
(Acct. # 21380201)           -     8,067       8,067          -
SALES TAXES
PAYABLE (Acct. #
2138011XX)                  -     99,698      99,698(*)       -

(*) Note: Includes prepetition amounts allowed to be paid persuant to Court approval

In re: Polaroid Asia Pacific Limited             Case No. 01-10866
              Debtor                             Reporting Period: November 2001

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

                                      BEGINNING            AMOUNT                                            ENDING
                                         TAX             WITHHELD OR       AMOUNT      DATE     CHECK NO.      TAX
                                      LIABILITY            ACCRUED          PAID       PAID      OR EFT     LIABILITY
FEDERAL
--------------------------------------------------------------------------------------------------------------------------
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:_________________
 Total Federal Taxes

STATE AND LOCAL

Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
PRC INDIVIDUAL INCOME TAX - CS KO                   -       6,132.05      6,132.05        -             -           -
 Total State and Local
TOTAL TAXES

In re: Polaroid Latin America Corporation      Case No.  01-10867
                 Debtor                        Reporting Period:   November 2001

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

                             BEGINNING         AMOUNT                                             ENDING
                                TAX         WITHHELD OR       AMOUNT       DATE     CHECK NO.       TAX
                             LIABILITY        ACCRUED          PAID        PAID       OR EFT     LIABILITY
FEDERAL
-----------------------------------------------------------------------------------------------------------
Withholding                                    5,312.00       5,312.00                                0.00
FICA-Employee                                  5,387.24       5,387.24                                0.00
FICA-Employer                                  5,387.24       5,387.24                                0.00
Unemployment
Income                                                                                                0.00
Other:                                                                                                0.00
                                            --------------------------                           ---------
 Total Federal Taxes                          16,086.48      16,086.48                                0.00
                                            --------------------------                           ---------
STATE AND LOCAL

Withholding                                    7,242.10       7,242.10                                0.00
Sales
Excise                                        24,063.78      17,538.90*                           6,524.88
Unemployment
Real Property
Personal Property                              1,600.00           0.00                            1,600.00
Other: 7% Withholding                            596.89         566.78*                              30.11
                                            --------------------------                           ---------
 Total State and Local                        33,502.77      25,347.78                            8,154.99
                                            --------------------------                           ---------
TOTAL TAXES                                   49,589.25      41,434.26                            8,154.99
                                            ==========================                           =========

* NOTE: Includes pre-petition amounts to be paid pursuant to Court approval.

In re: Polaroid Digital Solutions, Inc.          Case No.   01-10868
                Debtor                           Reporting Period: November 2001

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

                                             BEGINNING        AMOUNT                                                   ENDING
                                                TAX        WITHHELD OR         AMOUNT        DATE        CHECK NO.       TAX
                                             LIABILITY        ACCRUED           PAID         PAID         OR EFT      LIABILITY
FEDERAL
-------------------------------------------------------------------------------------------------------------------------------
Withholding                                               $  57,361.17    $  (57,361.17)                                  $   0.00
FICA-Employee                                             $  23,260.69    $  (23,260.69)                                  $   0.00
FICA-Employer                                             $  23,552.05    $  (23,552.05)                                  $   0.00
Unemployment                                              $     165.70    $     (165.70)                                  $   0.00
Income
Other:_________________
   Total Federal Taxes                                    $ 104,339.61    $ (104,339.61)                                  $   0.00

STATE AND LOCAL

Withholding                                               $  13,170.49    $  (13,170.49)
Sales
Excise
Unemployment                                              $     444.01    $     (444.01)                                  $   0.00
Real Property
Personal Property
Other:_________________
   Total State and Local                                  $  13,614.50    $  (13,614.50)                                  $   0.00
TOTAL TAXES                                               $ 117,954.11    $ (117,954.11)                                  $   0.00

In re:  Polaroid ID Systems, Inc.               Case No.:  01-10870
                    Debtor                      Reporting Period:  November 2001

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

                                       BEGINNING          AMOUNT                                                          ENDING
                                          TAX           WITHHELD OR         AMOUNT          DATE       CHECK NO.           TAX
                                       LIABILITY          ACCRUED            PAID           PAID        OR EFT          LIABILITY
FEDERAL
----------------------------------------------------------------------------------------------------------------------------------
Withholding                               $   0.00      $  55,333.00     $  55,333.00                                      $  0.00
FICA-Employee                             $   0.00      $  28,614.00     $  28,614.00                                      $  0.00
FICA-Employer                             $   0.00      $  28,614.00     $  28,614.00                                      $  0.00
Unemployment                              $   0.00      $      33.00     $      33.00                                      $  0.00
Income                                    $   0.00
Other:_________________
   Total Federal Taxes                    $   0.00      $ 112,594.00     $ 112,594.00                                      $  0.00

STATE AND LOCAL

Withholding                                             $  16,019.00     $  16,019.00                                      $  0.00
Sales
Excise
Unemployment                                            $     486.00     $     486.00                                      $  0.00
Real Property
Personal Property
Other:_________________
   Total State and Local                  $   0.00      $  16,505.00     $  16,505.00                                      $  0.00
TOTAL TAXES                               $   0.00      $ 129,099.00     $ 129,099.00                                      $  0.00


In re Polaroid Malaysia Limited                 Case No. 01-10871
          Debtor                                Reporting Period:  November 2001

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

                                       BEGINNING        AMOUNT                                               ENDING
                                          TAX         WITHHELD OR      AMOUNT      DATE      CHECK NO.         TAX
                                       LIABILITY        ACCRUED         PAID       PAID       OR EFT        LIABILITY
FEDERAL
-----------------------------------------------------------------------------------------------------------------------
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:_________________
   Total Federal Taxes

STATE AND LOCAL

Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:__Income_______________                  0           18,064      18,064                                       0
   Total State and Local
TOTAL TAXES

In re- Polaroid Asia Pacific                     Case No. 01-10878
   International, Inc.                           Reporting Period: November 2001
      Debtor

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

                                                   BEGINNING        AMOUNT                                           ENDING
                                                      TAX        WITHHELD OR     AMOUNT     DATE     CHECK NO.        TAX
                                                   LIABILITY       ACCRUED        PAID      PAID      OR EFT       LIABILITY
FEDERAL
-----------------------------------------------------------------------------------------------------------------------------
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other

                                                 ---------------------------------------                          -----------
   Total Federal Taxes
                                                 ---------------------------------------                          -----------

STATE AND LOCAL

Withholding - India                                                 1,876.22                                        1,876.22
Sales
Excise
Unemployment
Real Property
Personal Property
Other: Personal HK income tax for Greg Ellery                       4,440.00                                        4,440.00
                                                 ---------------------------------------                          -----------
   Total State and Local                                            6,316.22                                        6,316.22
                                                 ---------------------------------------                          -----------

TOTAL TAXES                                                         6,316.22                                        6,316.22
                                                 =======================================                          ===========

                  POLAROID CORPORATION AND DEBTOR SUBSIDIARIES
                          TOTAL TRADE RECEIVABLES AGING
                             AS OF DECEMBER 2, 2001

------------------------------------------------------------------------------------------------------------------------------------
($000)                                                                      TRADE RECEIVABLES
                                           -----------------------------------------------------------------------------------------
                                                            1 - 60     61 - 90     GREATER THAN                LESS          LESS
                                               TOTAL        DAYS        DAYS         90 DAYS       TOTAL       DOUBT         CASH
COUNTRY                                       CURRENT      PAST DUE    PAST DUE     PAST DUE       TRADE       ACCTS.        DISC
------------------------------------------------------------------------------------------------------------------------------------
AMERICAS

  Polaroid Corporation                       92,452,507   14,307,000   2,418,000      (116,000) 109,061,507    7,243,490   2,425,966
  Inner City                                      4,959        4,039       2,986        31,517       43,501       23,800           -
  Polaroid Latin America Corporation          2,150,927    4,101,508      76,148       219,288    6,547,871      137,895     466,110
  Polaroid Digital Solutions, Inc.              235,142      124,845       9,532        34,353      403,872            -           -
  Polaroid ID Systems, Inc.                   8,407,939    1,491,107     105,193       187,123   10,191,362        4,523
  Polaroid Malaysia Limited                     136,416       37,273       7,221         2,162      183,072       26,316

  Polaroid Eyewear, Inc.                              -            -           -             -            -            -           -
  PRD Capital, Inc.                                   -            -           -             -            -            -           -
  PRD Investment, Inc.                                -            -           -             -            -            -           -
  International Polaroid Corporation                  -            -           -             -            -            -           -
  Mag-Media Ltd.                                      -            -           -             -            -            -           -
  PMC, Inc.                                           -            -           -             -            -            -           -
  Polaroid Asia Pacific International, Inc.           -            -           -             -            -            -           -
  Polaroid Dry Imaging, LLC                           -            -           -             -            -            -           -
  Polaroid Eyewear FarEast, Inc.                      -            -           -             -            -            -           -
  Polaroid Memorial Drive, LLC                        -            -           -             -            -            -           -
  Sub Debt Partners Corp.                             -            -           -             -            -            -           -
  Polaroid Online Services, Inc.                      -            -           -             -            -            -           -
  Polaroid Partners, Inc.                             -            -           -             -            -            -           -
  Polint, Inc.                                        -            -           -             -            -            -           -
  Polaroid Asia Pacific Limited                       -            -           -             -            -            -           -
                                                                                                          -            -
                                    TOTALS:                                                     126,431,185    7,436,024   2,892,076

----------------------------------------------------------------------------------
                                                NET                    TOTAL NET
                                               TRADE                  RECEIVABLES-
                                            RECEIVABLES     MISC       THIRD PARTY
----------------------------------------------------------------------------------
AMERICAS

  Polaroid Corporation                       99,392,051      887,917   100,279,968
  Inner City                                     19,701            -        19,701
  Polaroid Latin America Corporation          5,943,866       51,886     5,995,752
  Polaroid Digital Solutions, Inc.              403,872            -       403,872
  Polaroid ID Systems, Inc.                  10,186,839        3,196    10,190,035
  Polaroid Malaysia Limited                     156,756            -       156,756

  Polaroid Eyewear, Inc.                              -            -             -
  PRD Capital, Inc.                                   -            -             -
  PRD Investment, Inc.                                -            -             -
  International Polaroid Corporation                  -            -             -
  Mag-Media Ltd.                                      -            -             -
  PMC, Inc.                                           -            -             -
  Polaroid Asia Pacific International, Inc.           -        3,701         3,701
  Polaroid Dry Imaging, LLC                           -            -             -
  Polaroid Eyewear FarEast, Inc.                      -            -             -
  Polaroid Memorial Drive, LLC                        -            -             -
  Sub Debt Partners Corp.                             -            -             -
  Polaroid Online Services, Inc.                      -            -             -
  Polaroid Partners, Inc.                             -            -             -
  Polint, Inc.                                        -            -             -
  Polaroid Asia Pacific Limited                       -            -             -

                                    TOTALS: 116,103,085      946,700   117,049,785

                              POLAROID CORPORATION                     EXHIBIT A
                        PROFESSIONAL FEE PAYMENT SUMMARY

                          VENDOR                           NOVEMBER

Skadden, Arps, Slate, Meagher & Flom (Illinois)
Zolfo Cooper, LLC
Arthur Andersen LLP
Evan Flaschen
KPMG LLP
Bingham Dana LLP
Dresdner Kleinwort Wasserstein, Inc.
Donlin, Recano & Company, Inc.                              $19,500
Akin, Gump, Strauss, Hauer & Feld, L.L.P.
Young Conaway Stargatt & Taylor LLP
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

                              POLAROID CORPORATION
                              DEBTOR QUESTIONNAIRE
                                  NOVEMBER 2001

MUST BE COMPLETED EACH MONTH                                                                 YES            NO
1.  Have any assets been sold or transferred outside the normal course of business
    this reporting period?  If yes, provide an explanation below.                                           No

2.  Have any funds been disbursed from any account other than a debtor in                                   No
    possession account this reporting period? If yes, provide an explanation below.

3.  Have all postpetition tax returns been timely filed?  If no, provide an                  Yes
    explanation below.

4.  Are workers compensation, general liability and other necessary insurance                Yes
    coverages in effect?  If no, provide an explanation below.

                                    EXHIBIT B
                                    ---------

                    Monthly Operating Reports Service Parties



Neal D. Goldman                          Robert Scheibe, Esq.
Polaroid Corporation                     Morgan, Lewis & Bockius LLP
784 Memorial Drive                       101 Park Avenue
Cambridge, MA 02139                      New York, NY 10178
BY OVERNIGHT COURIER                     BY OVERNIGHT COURIER

Mark Kenney, Esq.                        William H. Sudell, Jr., Esq.
Office of the U.S. Trustee               Morris Nichols, Arsht & Tunnell
844 King Street                          1201 North Market Street
Wilmington, DE  19899                    Wilmington, DE 19899
BY HAND-DELIVERY                         BY HAND-DELIVERY

Brendan Linehan Shannon, Esq.            Scott D. Cousins, Esq.
Young Conaway Stargatt & Taylor LLP      Scott Salerni, Esq.
The Brandywine Building, 17th Floor      Greenberg Traurig, LLP
1000 West Street                         The Brandywine Building
P.O. Box 391                             1000 West Street, Suite 1540
Wilmington, DE 19899                     Wilmington, DE 19801
BY HAND-DELIVERY                         BY HAND-DELIVERY

David H. Botter, Esq.                    Alfred A. Gray, Jr., Esq.
Frederick Hodara, Esq.                   Greenberg Traurig, LLP
Akin, Gump, Strauss, Hauer               One International Place
  & Feld, L.L.P.                         Third Floor
590 Madison Avenue                       Boston, MA 02110
New York, NY 10022                       BY OVERNIGHT COURIER
BY OVERNIGHT COURIER

John Fouhey, Esq.
Marshall Huebner, Esq.
Davis, Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
BY OVERNIGHT COURIER